UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File No. 811-05012

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CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.

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(Exact Name of Registrant as Specified in Charter)

One Madison Avenue, New York, New York 10010

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(Address of Principal Executive Offices)            (Zip Code)

John G. Popp

Credit Suisse Asset Management Income Fund, Inc.

One Madison Avenue

New York, New York 10010

Registrant’s telephone number, including area code: (212) 325-2000

Date of fiscal year end: December 31st

Date of reporting period: January 1, 2016 to December 31, 2016

Item 1. Reports to Stockholders.

Credit Suisse Asset Management

Income Fund, Inc.

One Madison Avenue

New York, NY 10010

Directors

Steven N. Rappaport

Chairman of the Board

Enrique R. Arzac

Terry Fires Bovarnick

James J. Cattano

Lawrence J. Fox

John G. Popp

Officers

John G. Popp

Chief Executive Officer and President

Thomas J. Flannery

Chief Investment Officer

Emidio Morizio

Chief Compliance Officer

Lou Anne McInnis

Chief Legal Officer

Laurie Pecha

Chief Financial Officer

Esther Cheung

Treasurer

Karen Regan

Senior Vice President and Secretary

Investment Adviser

Credit Suisse Asset Management, LLC

One Madison Avenue

New York, NY 10010

Administrator and Custodian

State Street Bank and Trust Co.

One Lincoln Street

Boston, MA 02111

Shareholder Servicing Agent

Computershare Trust Company, N.A.

P.O. Box 30170

College Station, TX 77842-3170

Legal Counsel

Willkie Farr & Gallagher LLP

787 7th Avenue

New York, NY 10019

Independent Registered Public Accounting Firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Credit Suisse Asset Management

Income Fund, Inc.

ANNUAL REPORT

December 31, 2016

Credit Suisse Asset Management Income Fund, Inc.

Annual Investment Adviser’s Report

December 31, 2016 (unaudited)

January 20, 2017

Dear Shareholder:

We are pleased to present this Annual Report covering the activities of the Credit Suisse Asset Management Income Fund, Inc. (the “Fund”) for the 12-month period ended December 31, 2016.

Performance Summary

01/01/16 – 12/31/16

Fund & Benchmark	Performance
Total Return (based on NAV)[1]	18.64%
Total Return (based on market value)[1]	24.39%
BofA Merrill Lynch US High Yield Master II Constrained Index[2]	17.49%

Market Review: A rough start with a very positive end

The 12-month period ended December 31, 2016 was a positive one for the high yield market, with the BofA Merrill Lynch US High Yield Master II Constrained Index (the “Index”), the Fund’s benchmark, returning 17.49%.

The period started with a negative tone, as weakness from the end of 2015 continued into 2016. Depressed oil and commodity prices, an increase in stock market volatility, and retail outflows all contributed to one of the weakest starts of any year and caused a loss of more than 5% by February 11. Conditions improved, however, once oil prices seemed to find a bottom and global central banks took accommodative stances that continued to support the search for yield products. As technicals turned positive and retail funds experienced inflows, the market rallied from the February 11 low through the end of the period, leading to positive returns.

Yields ended the period at 6.17% (260 basis points tighter than on December 31, 2015), while spreads were at +439 basis points (versus +698 basis points the prior year). CCC-rated bonds outperformed the Index, returning 36.46% for the 12-month period while BB-rated and B-rated bonds underperformed the Index, returning 13.22% and 16.94%, respectively. From a sector perspective, energy-related names outperformed the Index, returning 38.44%. While all sectors had positive returns for the year, the Banking and Healthcare sectors were underperformers, with 4.33% and 4.08% returns, respectively.

Although defaults increased to 3.32% for the year, much of this was due to elevated default activity in the oil and commodity sectors early in the year. Had these sectors been excluded, it is estimated the default rate would have been 0.68%. For 2017, industry analysts have estimated the default rate to decline to 2.5%.

For 2016, high-yield bond mutual funds reported $6.9 billion of inflows (compared to a $16.6 billion outflow for 2015). From a new issuance perspective, $286.2 billion in volume came into the primary market—a slight decline when compared to the $293.2 billion in volume for the same period last year.

Strategic Review and Outlook: Anticipating further Fed tightening

For the annual period ended December 31, 2016, the Fund outperformed the Index on both a net asset value and a market value basis. Positive security selection in oil field equipment and software/services contributed to this positive performance. The Fund also benefitted from an overweight to collateralized loan obligations and an underweight to banking. Conversely, an underweight to energy—exploration & production and security selection in metals/mining detracted from relative returns. From a ratings perspective, an overweight to CCC-rated and an underweight to BB-rated investments also contributed positively to returns.

Credit Suisse Asset Management Income Fund, Inc.

Annual Investment Adviser’s Report (continued)

December 31, 2016 (unaudited)

Despite a poor start to the year, the high yield market experienced a sustained rally for most of 2016, resulting in one of the best performance years in the life of the asset class. Factors contributing to the positive environment included improved energy and commodity prices, the continued pursuit of yield, low global rates, and a light forward high yield new issue calendar.

Looking ahead, we believe the fundamental landscape is largely unchanged and do not expect a material shift in the credit outlook. An agreement between OPEC members on reduction in production has buoyed oil prices. Along with stabilized commodity prices, we anticipate overall default rates will decline in 2017.

We will also watch for potential rate volatility in the near term. As expected, the U.S. Federal Reserve raised short-term interest rates in the December 2016 meeting and we continue to believe there is a heightened likelihood of further tightening in 2017. In addition, potential fiscal stimulus from the new U.S. administration could impact and weaken the long end of the Treasury curve if increased inflation expectations are realized. Within this context, we will continue to maintain a shorter duration relative to the benchmark with a focus on less rate sensitive B-rated bonds.

Thomas J. Flannery	John G. Popp
Chief Investment Officer*	Chief Executive Officer and President**

High yield bonds are lower-quality bonds that are also known as “junk bonds.” Such bonds entail greater risks than those found in higher-rated securities.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign markets, industry and economic trends and developments, and government regulation and their potential impact on the Fund’s investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Fund could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

The views of the Fund’s management are as of the date of this letter and the Fund holdings described in this document are as of December 31, 2016; these views and Fund holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

[1]	Assuming reinvestment of dividends of $0.264 per share in accordance with the Fund’s dividend reinvestment program.
[2]	The BofA Merrill Lynch U.S. High Yield Master II Constrained Index (the “Index”) is an unmanaged index that tracks the performance of below investment-grade US dollar-denominated corporate bonds issued in the U.S. domestic market, where each issuer’s allocation is limited to 2% of the Index. The Index does not have transaction costs and investors cannot invest directly in the Index.
*	Thomas J. Flannery, Managing Director, is the Head of the Credit Suisse U.S. High Yield Management Team. Mr. Flannery joined Credit Suisse Asset Management, LLC (“Credit Suisse”) in June 2010. He is a portfolio manager for the Credit Investments Group (“CIG”) with responsibility for trading, directing investment decisions, originating and analyzing investment opportunities. Mr. Flannery is also a member of the CIG Credit Committee and is currently a high yield bond portfolio manager and trader for CIG. Mr. Flannery joined Credit Suisse AG in 2000 from First Dominion Capital, LLC where he was an Associate. Mr. Flannery holds a B.S. in Finance from Georgetown University.

Credit Suisse Asset Management Income Fund, Inc.

Annual Investment Adviser’s Report (continued)

December 31, 2016 (unaudited)

**	John G. Popp is a Managing Director of Credit Suisse and Group Head and Chief Investment Officer of CIG, with primary responsibility for making investment decisions and monitoring processes for CIG’s global investment strategies. Mr. Popp also serves as the Chief Executive Officer and President of the Credit Suisse Funds, as well as serving as Director, Chief Executive Officer and President for the Credit Suisse Asset Management Income Fund, Inc. and Trustee, Chief Executive Officer and President of the Credit Suisse High Yield Bond Fund. Mr. Popp has been associated with Credit Suisse since 1997.

Credit Suisse Asset Management Income Fund, Inc.

Annual Investment Adviser’s Report (continued)

December 31, 2016 (unaudited)

Credit Quality Breakdown *

% of Total Investments as of December 31, 2016

S&P Ratings**

BBB	4.3%
BB	22.6
B	40.8
CCC	20.9
CC	0.5
D	1.0
NR	5.5

Subtotal	95.6
Equity and Other	0.4
Short-Term Investment[1]	4.0

Total	100.0%

*	Expressed as a percentage of total investments (excluding securities lending collateral, if applicable) and may vary over time.
**	Credit Quality is based on ratings provided by the Standard & Poor’s Division of The McGraw-Hill Companies, Inc. (“S&P”). S&P is a main provider of ratings for credit asset classes and is widely used amongst industry participants. The NR category consists of securities that have not been rated by S&P.
[1]	Primarily reflects cash invested in State Street Bank and Trust Co. Euro Time Deposit, for which the purchases of securities have been executed but not yet settled at December 31, 2016, if applicable.

Average Annual Returns

December 31, 2016 (unaudited)

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (“NAV”)	18.64%	5.33%	7.99%	7.48%
Market Value	24.39%	4.61%	5.64%	6.35%

Credit Suisse may waive fees and/or reimburse expenses, without which performance would be lower. Waivers and/or reimbursements are subject to change and may be discontinued at any time. Returns represent past performance. Total investment return at NAV is based on the change in the net asset value of Fund shares and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment program. Total investment return at market value is based on the change in the market price at which the Fund’s shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on NAV and share price. Past performance is no guarantee of future results. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, NAV and market price will fluctuate. Performance information current to the most recent month end is available by calling 1-800-293-1232.

The annual gross and net expense ratios are 0.74%.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments

December 31, 2016

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (77.8%)
Advertising (2.9%)
$275	Clear Channel Worldwide Holdings, Inc., Series A, Global Company Guaranteed Notes (Callable 11/15/17 @ 103.25)	(B, B2)	11/15/22	6.500	$276,375
1,475	Clear Channel Worldwide Holdings, Inc., Series B, Global Company Guaranteed Notes (Callable 11/15/17 @ 103.25)	(B, B2)	11/15/22	6.500	1,515,562
1,270	Southern Graphics, Inc., Rule 144A, Company Guaranteed Notes (Callable 01/30/17 @ 104.19)(1)	(CCC+, Caa1)	10/15/20	8.375	1,295,400
1,650	WMG Acquisition Corp., Rule 144A, Senior Secured Notes (Callable 01/15/17 @ 103.00)(1)	(B, Ba3)	01/15/21	6.000	1,706,100
405	WMG Acquisition Corp., Rule 144A, Senior Secured Notes (Callable 08/01/19 @ 102.50)(1)	(B, Ba3)	08/01/23	5.000	408,038

					5,201,475

Auto Parts & Equipment (3.0%)
400	Adient Global Holdings Ltd., Rule 144A, Company Guaranteed Notes (Callable 08/15/21 @ 102.44)(1)	(BB, Ba3)	08/15/26	4.875	393,000
1,300	Cooper-Standard Automotive, Inc., Rule 144A, Company Guaranteed Notes (Callable 11/15/21 @ 102.81)(1)	(B, B2)	11/15/26	5.625	1,288,625
2,000	IHO Verwaltungs GmbH, Rule 144A, Senior Secured Notes (Callable 09/15/21 @ 102.38)(1)	(BB-, Ba1)	09/15/26	4.750	1,935,000
1,150	MPG Holdco I, Inc., Global Company Guaranteed Notes (Callable 10/15/17 @ 105.53)	(B+, B3)	10/15/22	7.375	1,207,500
900	Optimas OE Solutions, Inc., Rule 144A, Senior Secured Notes (Callable 06/01/18 @ 104.31)(1)	(CCC+, Caa2)	06/01/21	8.625	715,500

					5,539,625

Brokerage (1.9%)
1,700	CCRE Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 01/30/17 @ 102.91)(1)	(B+, B1)	02/15/18	7.750	1,704,250
400	Jefferies Finance LLC, Rule 144A, Senior Unsecured Notes (Callable 04/15/17 @ 105.16)(1)	(B, B1)	04/15/22	6.875	388,000
1,450	Jefferies Finance LLC, Rule 144A, Senior Unsecured Notes (Callable 10/15/17 @ 105.63)(1)	(B, B1)	04/15/21	7.500	1,440,937

					3,533,187

Building & Construction (1.5%)
1,400	AV Homes, Inc., Global Company Guaranteed Notes (Callable 01/30/17 @ 106.38)	(B, Caa1)	07/01/19	8.500	1,452,500
750	Rialto Corp., Rule 144A, Company Guaranteed Notes (Callable 01/30/17 @ 101.75)(1)	(B, B1)	12/01/18	7.000	763,125
475	U.S. Concrete, Inc., Global Company Guaranteed Notes (Callable 06/01/19 @ 104.78)	(BB-, B2)	06/01/24	6.375	503,500

					2,719,125

Building Materials (4.7%)
475	American Builders & Contractors Supply Co., Inc., Rule 144A, Senior Unsecured Notes (Callable 12/15/18 @ 104.31)(1)	(B+, B3)	12/15/23	5.750	490,437
400	Eagle Materials, Inc., Company Guaranteed Notes (Callable 08/01/21 @ 102.25)	(BBB, Ba1)	08/01/26	4.500	401,000
1,600	Euramax International, Inc., Rule 144A, Senior Secured Notes (Callable 02/15/18 @ 109.00)(1)	(B-, Caa2)	08/15/20	12.000	1,736,000

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

December 31, 2016

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)
Building Materials
$1,825	FBM Finance, Inc., Rule 144A, Senior Secured Notes (Callable 08/15/18 @ 104.13)(1)	(B+, Caa1)	08/15/21	8.250	$1,934,500
475	GCP Applied Technologies, Inc. Rule 144A, Company Guaranteed Notes (Callable 02/01/19 @ 104.75)(1)	(B+, B1)	02/01/23	9.500	546,250
1,150	NCI Building Systems, Inc., Rule 144A, Company Guaranteed Notes (Callable 01/15/18 @ 106.19)(1)	(BB-, B3)	01/15/23	8.250	1,247,750
1,125	PriSo Acquisition Corp., Rule 144A, Senior Unsecured Notes (Callable 05/15/18 @ 104.50)(1)	(CCC+, Caa1)	05/15/23	9.000	1,130,625
500	Summit Materials Finance Corp., Global Company Guaranteed Notes (Callable 04/15/19 @ 104.25)	(B, Caa1)	04/15/22	8.500	555,000
500	Summit Materials Finance Corp., Global Company Guaranteed Notes (Callable 07/15/18 @ 103.06)	(B, Caa1)	07/15/23	6.125	515,620

					8,557,182

Cable & Satellite TV (6.0%)
825	Altice Financing S.A., Rule 144A, Senior Secured Notes (Callable 02/15/18 @ 104.97)(1)	(BB-, B1)	02/15/23	6.625	849,750
1,250	Altice Financing S.A., Rule 144A, Senior Secured Notes (Callable 05/15/21 @ 103.75)(1)	(BB-, B1)	05/15/26	7.500	1,303,125
1,850	Block Communications, Inc., Rule 144A, Senior Unsecured Notes (Callable 01/30/17 @ 103.63)(1)	(B, B1)	02/01/20	7.250	1,882,375
400	Cequel Capital Corp., Rule 144A, Senior Unsecured Notes (Callable 01/30/17 @ 103.19)(1)	(B-, Caa1)	09/15/20	6.375	413,000
685	CSC Holdings LLC, Global Senior Unsecured Notes(2)	(B-, B2)	06/01/24	5.250	671,300
300	CSC Holdings LLC, Rule 144A, Company Guaranteed Notes (Callable 04/15/22 @ 102.75)(1)	(BB-, Ba1)	04/15/27	5.500	304,500
400	CSC Holdings LLC, Rule 144A, Company Guaranteed Notes (Callable 10/15/20 @ 103.31)(1)	(BB-, Ba1)	10/15/25	6.625	438,000
400	CSC Holdings LLC, Rule 144A, Senior Unsecured Notes (Callable 10/15/20 @ 105.44)(1)	(B-, B2)	10/15/25	10.875	477,000
1,175	Midcontinent Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 08/15/18 @ 105.16)(1)	(B+, B3)	08/15/23	6.875	1,257,250
550	SFR Group S.A., Rule 144A, Senior Secured Notes (Callable 05/01/21 @ 103.69)(1)	(B+, B1)	05/01/26	7.375	565,812
700	SFR Group S.A., Rule 144A, Senior Secured Notes (Callable 05/15/17 @ 104.50)(1)	(B+, B1)	05/15/22	6.000	721,000
1,200	SFR Group S.A., Rule 144A, Senior Secured Notes (Callable 05/15/19 @ 103.13)(1)	(B+, B1)	05/15/24	6.250	1,210,500
850	Ziggo Secured Finance B.V., Rule 144A, Senior Secured Notes (Callable 01/15/22 @ 102.75)(1)	(BB-, Ba3)	01/15/27	5.500	830,705

					10,924,317

Chemicals (3.2%)
1,225	A Schulman, Inc., Rule 144A, Company Guaranteed Notes (Callable 06/01/18 @ 105.16)(1)	(B+, B3)	06/01/23	6.875	1,286,250
600	Blue Cube Spinco, Inc., Global Company Guaranteed Notes (Callable 10/15/20 @ 105.00)	(BB, Ba1)	10/15/25	10.000	727,500
500	Chemtura Corp., Company Guaranteed Notes (Callable 01/30/17 @ 104.31)	(BB-, B1)	07/15/21	5.750	520,312

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

December 31, 2016

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)
Chemicals
$750	Ineos Group Holdings S.A., Rule 144A, Secured Notes (Callable 01/30/17 @ 102.94)(1),(2)	(B-, B3)	02/15/19	5.875	$767,250
500	PQ Corp., Rule 144A, Senior Secured Notes (Callable 05/15/19 @ 103.38)(1)	(B+, B2)	11/15/22	6.750	536,250
276	Reichhold Industries, Inc., Rule 144A, Senior Secured Notes (Callable 01/30/17 @ 100.00)(1),(3),(4),(5)	(NR, NR)	05/08/17	9.000	11,051
1,075	Tronox Finance LLC, Global Company Guaranteed Notes (Callable 01/30/17 @ 103.19)	(B, Caa1)	08/15/20	6.375	1,010,500
425	Valvoline, Inc., Rule 144A, Company Guaranteed Notes (Callable 07/15/19 @ 104.13)(1)	(BB, Ba3)	07/15/24	5.500	440,938
325	Versum Materials, Inc., Rule 144A, Company Guaranteed Notes (Callable 09/30/21 @ 102.75)(1)	(BB-, Ba3)	09/30/24	5.500	333,125
150	Westlake Chemical Corp., Rule 144A, Company Guaranteed Notes (Callable 05/15/18 @ 102.44)(1)	(BBB, Baa3)	05/15/23	4.875	156,000

					5,789,176

Consumer/Commercial/Lease Financing (1.9%)
2,000	Infinity Acquisition Finance Corp., Rule 144A, Senior Unsecured Notes (Callable 08/01/17 @ 103.63)(1)	(CCC+, Caa2)	08/01/22	7.250	1,695,000
375	Lincoln Finance Ltd., Rule 144A, Senior Secured Notes (Callable 04/15/18 @ 103.69)(1)	(BB+, B1)	04/15/21	7.375	400,781
1,300	NFP Corp., Rule 144A, Senior Unsecured Notes (Callable 01/30/17 @ 106.75)(1)	(CCC+, Caa2)	07/15/21	9.000	1,376,375

					3,472,156

Diversified Capital Goods (2.0%)
900	Anixter, Inc., Global Company Guaranteed Notes	(BB, Ba3)	03/01/23	5.500	937,125
1,550	Belden, Inc., Rule 144A, Company Guaranteed Notes (Callable 09/01/17 @ 102.75)(1)	(BB-, Ba3)	09/01/22	5.500	1,604,250
470	EnerSys, Rule 144A, Company Guaranteed Notes (Callable 01/30/23 @ 100.00)(1)	(BB+, Ba2)	04/30/23	5.000	474,113
575	SPX FLOW, Inc., Rule 144A, Company Guaranteed Notes (Callable 08/15/21 @ 102.94)(1)	(BB-, B1)	08/15/26	5.875	576,437

					3,591,925

Electronics (0.8%)
500	Microsemi Corp., Rule 144A, Company Guaranteed Notes (Callable 01/15/19 @ 106.84)(1)	(B+, B2)	04/15/23	9.125	585,000
200	NXP Funding LLC, Rule 144A, Company Guaranteed Notes(1)	(BBB-, Ba1)	06/01/21	4.125	207,000
675	NXP Funding LLC, Rule 144A, Company Guaranteed Notes(1)	(BBB-, Ba1)	06/01/23	4.625	710,438

					1,502,438

Energy - Exploration & Production (3.2%)
900	Aker BP ASA, Rule 144A, Subordinated Notes (Callable 05/27/19 @ 105.13)(1)	(NR, NR)	05/27/22	10.250	1,000,125
2,230	Bonanza Creek Energy, Inc., Global Company Guaranteed Notes (Callable 04/15/17 @ 103.38)	(D, Ca)	04/15/21	6.750	1,672,500
725	Oasis Petroleum, Inc., Company Guaranteed Notes (Callable 01/30/17 @ 103.25)(2)	(B+, B3)	11/01/21	6.500	742,219
1,500	Stone Energy Corp., Global Company Guaranteed Notes (Callable 11/15/17 @ 103.75)(3)	(NR, NR)	11/15/22	7.500	907,500
1,124	W&T Offshore, Inc., Global Company Guaranteed Notes (Callable 01/30/17 @ 102.13)	(CC, Ca)	06/15/19	8.500	730,600

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

December 31, 2016

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)
Energy - Exploration & Production
$800	Whiting Petroleum Corp., Company Guaranteed Notes (Callable 12/15/20 @ 100.00)	(BB-, Caa1)	03/15/21	5.750	$800,672

					5,853,616

Food - Wholesale (1.0%)
550	Lamb Weston Holdings, Inc., Rule 144A, Company Guaranteed Notes (Callable 11/01/21 @ 102.31)(1)	(BB, Ba3)	11/01/24	4.625	552,750
550	Lamb Weston Holdings, Inc., Rule 144A, Company Guaranteed Notes (Callable 11/01/21 @ 102.44)(1)	(BB, Ba3)	11/01/26	4.875	545,531
700	U.S. Foods, Inc., Rule 144A, Company Guaranteed Notes (Callable 06/15/19 @ 102.94)(1)	(B, B3)	06/15/24	5.875	728,000

					1,826,281

Forestry & Paper (0.0%)
1,000	Stone & Webster, Inc.(3),(4),(5),(6)	(NR, NR)	10/23/19	0.000	1,875

Gaming (0.5%)
750	Safari Holding Verwaltungs GmbH, Rule 144A, Senior Secured Notes (Callable 02/15/17 @ 104.13)(1),(7)	(B, B2)	02/15/21	8.250	833,827

Gas Distribution (2.6%)
1,500	Energy Transfer Equity LP, Senior Secured Notes	(BB, Ba2)	10/15/20	7.500	1,680,000
164	Genesis Energy Finance Corp., Company Guaranteed Notes (Callable 05/15/18 @ 104.50)	(B+, B1)	05/15/23	6.000	167,690
750	Genesis Energy Finance Corp., Company Guaranteed Notes (Callable 06/15/19 @ 102.81)	(B+, B1)	06/15/24	5.625	740,625
350	Genesis Energy Finance Corp., Global Company Guaranteed Notes (Callable 02/15/17 @ 102.88)	(B+, B1)	02/15/21	5.750	355,250
1,750	Holly Energy Finance Corp., Global Company Guaranteed Notes (Callable 01/04/17 @ 103.25)	(BB, B1)	03/01/20	6.500	1,806,875

					4,750,440

Health Facilities (3.2%)
1,263	Care Capital Properties LP, Rule 144A, Company Guaranteed Notes (Callable 05/15/26 @ 100.00)(1)	(BBB-, Baa3)	08/15/26	5.125	1,232,607
1,725	Covenant Surgical Partners, Inc., Rule 144A, Senior Secured Notes (Callable 01/30/17 @ 106.56)(1)	(B-, B3)	08/01/19	8.750	1,673,250
1,075	HCA, Inc., Global Senior Secured Notes (Callable 12/15/25 @ 100.00)	(BBB-, Ba1)	06/15/26	5.250	1,113,969
500	MPT Finance Corp., Company Guaranteed Notes (Callable 02/15/17 @ 103.19)	(BBB-, Ba1)	02/15/22	6.375	518,750
1,000	Tenet Healthcare Corp., Global Senior Unsecured Notes	(CCC+, Caa1)	04/01/22	8.125	948,500
300	Tenet Healthcare Corp., Global Senior Unsecured Notes	(CCC+, Caa1)	06/15/23	6.750	265,500

					5,752,576

Insurance Brokerage (1.2%)
925	Hub Holdings Finance, Inc., 8.125% Cash, 8.875% PIK, Rule 144A, Senior Unsecured Notes (Callable 01/30/17 @ 101.00)(1),(8)	(CCC+, Caa2)	07/15/19	17.000	927,312
675	HUB International Ltd., Rule 144A, Secured Notes (Callable 02/15/17 @ 103.00)(1)	(CCC+, B3)	02/15/21	9.250	699,469

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

December 31, 2016

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)
Insurance Brokerage
$550	HUB International Ltd., Rule 144A, Senior Unsecured Notes (Callable 01/30/17 @ 105.91)(1)	(CCC+, Caa2)	10/01/21	7.875	$582,401

					2,209,182

Investments & Misc. Financial Services (0.2%)
450	Starwood Property Trust, Inc., Rule 144A, Senior Unsecured Notes (Callable 09/15/21 @ 100.00)(1)	(BB-, Ba3)	12/15/21	5.000	457,155

Media - Diversified (0.7%)
1,350	National CineMedia LLC, Global Senior Unsecured Notes (Callable 08/15/21 @ 102.88)	(B, B2)	08/15/26	5.750	1,377,000

Media Content (1.7%)
1,050	EMI Music Publishing Group North America Holdings, Inc., Rule 144A, Company Guaranteed Notes (Callable 06/15/19 @ 105.72)(1)	(B, B3)	06/15/24	7.625	1,139,250
1,000	Nexstar Broadcasting, Inc., Rule 144A, Company Guaranteed Notes (Callable 02/15/18 @ 103.06)(1),(2)	(B+, B3)	02/15/22	6.125	1,040,000
250	Nexstar Escrow Corp., Rule 144A, Company Guaranteed Notes (Callable 08/01/19 @ 104.22)(1)	(B+, B3)	08/01/24	5.625	248,750
573	Sinclair Television Group, Inc., Global Company Guaranteed Notes (Callable 10/01/17 @ 103.06)	(B+, B1)	10/01/22	6.125	600,217

					3,028,217

Medical Products (0.5%)
875	Sterigenics-Nordion Holdings LLC, Rule 144A, Senior Unsecured Notes (Callable 05/15/18 @ 104.88)(1)	(CCC+, Caa1)	05/15/23	6.500	892,500

Metals & Mining - Excluding Steel (2.9%)
1,250	Eldorado Gold Corp., Rule 144A, Company Guaranteed Notes (Callable 01/30/17 @ 103.06)(1)	(BB-, B1)	12/15/20	6.125	1,275,000
1,450	GrafTech International Ltd., Global Company Guaranteed Notes (Callable 01/30/17 @ 103.19)	(CCC+, Caa2)	11/15/20	6.375	1,190,885
2,120	Noranda Aluminum Acquisition Corp., Global Company Guaranteed Notes (Callable 01/30/17 @ 105.50)(3)	(NR, NR)	06/01/19	11.000	127
3,325	Taseko Mines Ltd., Company Guaranteed Notes (Callable 01/30/17 @ 101.94)(2)	(CCC, Caa2)	04/15/19	7.750	2,809,625

					5,275,637

Oil Field Equipment & Services (3.9%)
1,825	FTS International, Inc., Global Senior Secured Notes (Callable 05/01/17 @ 104.69)	(CCC, Ca)	05/01/22	6.250	1,523,875
1,122	Nor Offshore SPV Ltd., PIK, Senior Secured Notes (Callable 01/30/17 @ 100.00)(8)	(NR, NR)	02/04/20	8.400	353,831
600	Pacific Drilling V Ltd., Rule 144A, Senior Secured Notes (Callable 01/30/17 @ 100.00)(1)	(CCC, Ca)	12/01/17	7.250	285,000
950	Parker Drilling Co., Global Company Guaranteed Notes (Callable 01/15/18 @ 103.38)	(B-, Caa1)	07/15/22	6.750	826,500
400	Pioneer Energy Services Corp., Global Company Guaranteed Notes (Callable 03/15/17 @ 104.59)	(B-, Ca)	03/15/22	6.125	370,000

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

December 31, 2016

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)
Oil Field Equipment & Services
$1,500	Shelf Drilling Holdings Ltd., Rule 144A, Secured Notes (Callable 01/30/17 @ 102.16)(1)	(CCC, B2)	11/01/18	8.625	$1,267,500
1,380	Sidewinder Drilling, Inc.(4),(5)	(NR, NR)	11/15/19	9.750	676,349
565	Sidewinder Drilling, Inc.(4),(5)	(NR, NR)	11/15/19	12.000	542,745
750	Transocean, Inc., Global Company Guaranteed Notes (Callable 07/15/22 @ 100.00)(2)	(BB-, Caa1)	10/15/22	5.550	661,875
535	Trinidad Drilling Ltd., Rule 144A, Company Guaranteed Notes (Callable 01/30/17 @ 100.00)(1)	(BB-, Caa1)	01/15/19	7.875	536,338

					7,044,013

Oil Refining & Marketing (3.2%)
500	CITGO Petroleum Corp., Rule 144A, Senior Secured Notes (Callable 08/15/17 @ 104.69)(1)	(B+, B3)	08/15/22	6.250	522,500
2,000	Coffeyville Finance, Inc., Global Company Guaranteed Notes (Callable 11/01/17 @ 103.25)	(BB-, B1)	11/01/22	6.500	1,995,000
975	Northern Tier Finance Corp., Global Senior Secured Notes (Callable 01/30/17 @ 103.56)	(BB-, B1)	11/15/20	7.125	1,017,656
1,850	PBF Finance Corp., Global Senior Secured Notes (Callable 01/30/17 @ 104.13)(2)	(BBB-, B1)	02/15/20	8.250	1,898,563
300	Western Refining, Inc., Global Company Guaranteed Notes (Callable 04/01/17 @ 103.13)	(B, B3)	04/01/21	6.250	312,000

					5,745,719

Packaging (1.4%)
750	Ardagh Holdings U.S.A., Inc., Rule 144A, Company Guaranteed Notes (Callable 01/31/17 @ 103.38)(1)	(CCC+, B3)	01/31/21	6.750	776,250
600	Ardagh Holdings U.S.A., Inc., Rule 144A, Senior Secured Notes (Callable 05/15/19 @ 102.31)(1)	(B+, Ba3)	05/15/23	4.625	597,378
642	Reynolds Group Issuer LLC, Global Company Guaranteed Notes (Callable 01/30/17 @ 104.13)	(B-, Caa2)	02/15/21	8.250	662,608
450	SIG Combibloc Holdings S.C.A., Rule 144A, Senior Secured Notes (Callable 02/15/18 @ 103.88)(1),(7)	(B-, Caa1)	02/15/23	7.750	512,419

					2,548,655

Personal & Household Products (0.2%)
400	Prestige Brands, Inc., Rule 144A, Company Guaranteed Notes (Callable 03/01/19 @ 104.78)(1),(2)	(B, Caa1)	03/01/24	6.375	422,000

Pharmaceuticals (1.3%)
800	AMAG Pharmaceuticals, Inc., Rule 144A, Company Guaranteed Notes (Callable 09/01/18 @ 105.91)(1)	(B+, B3)	09/01/23	7.875	804,000
618	Capsugel S.A., 7.000 Cash%, 7.750% PIK, Rule 144A, Senior Unsecured Notes (Callable 01/17/17 @ 100.00)(1),(8)	(B-, Caa1)	05/15/19	14.750	623,794
300	Valeant Pharmaceuticals International, Inc., Rule 144A, Company Guaranteed Notes (Callable 01/30/17 @ 102.53)(1),(2)	(B-, Caa1)	08/15/18	6.750	285,750
250	Valeant Pharmaceuticals International, Inc., Rule 144A, Company Guaranteed Notes (Callable 03/15/17 @ 102.69)(1)	(B-, Caa1)	03/15/20	5.375	212,500
625	Valeant Pharmaceuticals International, Rule 144A, Company Guaranteed Notes (Callable 01/30/17 @ 103.19)(1)	(B-, Caa1)	10/15/20	6.375	540,037

					2,466,081

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

December 31, 2016

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (2.1%)
$1,398	iStar, Inc., Senior Unsecured Notes (Callable 01/30/17 @ 102.50)	(B+, B2)	07/01/19	5.000	$1,408,485
600	iStar, Inc., Senior Unsecured Notes (Callable 07/01/18 @ 103.25)	(B+, B2)	07/01/21	6.500	619,500
600	QCP SNF West/Central/East/AL REIT LLC, Rule 144A, Secured Notes (Callable 11/01/19 @ 104.06)(1),(2)	(BB-, B3)	11/01/23	8.125	604,500
1,175	QTS Finance Corp., Global Company Guaranteed Notes (Callable 08/01/17 @ 104.41)	(BB, B1)	08/01/22	5.875	1,199,969

					3,832,454

Recreation & Travel (1.6%)
1,500	ClubCorp Club Operations, Inc., Rule 144A, Company Guaranteed Notes (Callable 12/15/18 @ 106.19)(1)	(B-, B3)	12/15/23	8.250	1,597,500
250	Six Flags Entertainment Corp., Rule 144A, Company Guaranteed Notes (Callable 01/30/17 @ 102.63)(1)	(BB-, B3)	01/15/21	5.250	255,688
375	Six Flags Entertainment Corp., Rule 144A, Company Guaranteed Notes (Callable 07/31/19 @ 103.66)(1)	(BB-, B3)	07/31/24	4.875	371,250
675	Speedway Motorsports, Inc., Global Company Guaranteed Notes (Callable 02/01/18 @ 103.84)	(BB+, Ba2)	02/01/23	5.125	676,687

					2,901,125

Restaurants (0.8%)
1,425	Landry’s, Inc., Rule 144A, Senior Unsecured Notes (Callable 10/15/19 @ 103.38)(1)	(CCC+, Caa1)	10/15/24	6.750	1,449,938

Software - Services (2.7%)
690	First Data Corp., Rule 144A, Secured Notes (Callable 01/15/19 @ 102.88)(1)	(B, B3)	01/15/24	5.750	714,585
525	NeuStar, Inc., Global Company Guaranteed Notes (Callable 01/15/18 @ 102.25)(2)	(B, B2)	01/15/23	4.500	539,438
975	Sungard Availability Services Capital, Inc., Rule 144A, Company Guaranteed Notes (Callable 04/01/19 @ 104.38)(1)	(CCC, Caa2)	04/01/22	8.750	672,750
1,998	Syniverse Holdings, Inc., Global Company Guaranteed Notes (Callable 01/30/17 @ 100.00)	(CCC+, Caa3)	01/15/19	9.125	1,758,240
1,215	Xerox Business Services LLC, Rule 144A, Company Guaranteed Notes (Callable 12/15/20 @ 105.25)(1)	(B+, B2)	12/15/24	10.500	1,303,087

					4,988,100

Specialty Retail (1.6%)
975	Beverages & More, Inc., Rule 144A, Senior Secured Notes (Callable 01/30/17 @ 102.50)(1)	(B-, Caa1)	11/15/18	10.000	932,344
570	Caleres, Inc., Global Company Guaranteed Notes (Callable 08/15/18 @ 104.69)	(BB, B1)	08/15/23	6.250	601,350
350	Penske Automotive Group, Inc., Company Guaranteed Notes (Callable 05/15/21 @ 102.75)	(B+, B1)	05/15/26	5.500	346,500
500	Penske Automotive Group, Inc., Company Guaranteed Notes (Callable 12/01/19 @ 102.69)	(B+, B1)	12/01/24	5.375	501,250
300	Penske Automotive Group, Inc., Global Company Guaranteed Notes (Callable 10/01/17 @ 102.88)	(B+, B1)	10/01/22	5.750	310,500
200	Takko Luxembourg 2 S.C.A., Rule 144A, Senior Secured Notes (Callable 01/09/17 @ 104.94)(1),(7)	(CCC+, Caa1)	04/15/19	9.875	172,029

					2,863,973

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

December 31, 2016

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)
Steel Producers/Products (0.6%)
$1,000	Zekelman Industries, Inc., Rule 144A, Senior Secured Notes (Callable 06/15/19 @ 104.94)(1)	(B, Caa1)	06/15/23	9.875	$1,122,500

Support - Services (5.1%)
500	Avis Budget Finance, Inc., Rule 144A, Company Guaranteed Notes (Callable 03/15/20 @ 102.63)(1),(2)	(BB-, B1)	03/15/25	5.250	468,125
800	Avis Budget Finance, Inc., Rule 144A, Company Guaranteed Notes (Callable 04/01/19 @ 104.78)(1),(2)	(BB-, B1)	04/01/24	6.375	803,000
1,350	Avison Young Canada, Inc., Rule 144A, Senior Secured Notes (Callable 12/15/19 @ 104.75)(1)	(B+, B3)	12/15/21	9.500	1,333,125
900	Change Healthcare Holdings, Inc., Rule 144A, Company Guaranteed Notes (Callable 08/15/17 @ 104.50)(1)	(CCC+, Caa1)	02/15/21	6.000	942,750
1,450	ESH Hospitality, Inc., Rule 144A, Company Guaranteed Notes (Callable 05/01/20 @ 102.63)(1)	(BB-, B2)	05/01/25	5.250	1,446,375
1,335	H&E Equipment Services, Inc., Global Company Guaranteed Notes (Callable 09/01/17 @ 103.50)	(BB-, B3)	09/01/22	7.000	1,411,763
900	Infor U.S., Inc., Company Guaranteed Notes (Callable 05/15/18 @ 102.88)(7)	(B-, Caa1)	05/15/22	5.750	976,851
73	Light Tower Rentals, Inc.(4)	(NR, NR)	10/01/21	10.000	72,727
345	Ritchie Bros Auctioneers, Inc., Rule 144A, Company Guaranteed Notes (Callable 01/15/20 @ 104.03)(1)	(BB-, B2)	01/15/25	5.375	352,763
500	United Rentals North America, Inc., Company Guaranteed Notes (Callable 05/15/22 @ 102.75)	(BB-, B1)	05/15/27	5.500	496,875
1,150	York Risk Services Holding Corp., Rule 144A, Company Guaranteed Notes (Callable 10/01/17 @ 106.38)(1)	(CCC, Caa3)	10/01/22	8.500	966,000

					9,270,354

Tech Hardware & Equipment (2.5%)
700	Avaya, Inc., Rule 144A, Senior Secured Notes (Callable 01/30/17 @ 101.75)(1),(2)	(CCC+, B2)	04/01/19	7.000	616,000
750	Avaya, Inc., Rule 144A, Senior Secured Notes (Callable 01/30/17 @ 102.25)(1)	(CCC+, B2)	04/01/19	9.000	665,625
875	CommScope Technologies Finance LLC, Rule 144A, Company Guaranteed Notes (Callable 06/15/20 @ 103.00)(1)	(B+, B1)	06/15/25	6.000	931,875
300	Dell, Inc., Global Senior Unsecured Notes	(BB-, Ba2)	04/15/38	6.500	284,250
1,225	Riverbed Technology, Inc., Rule 144A, Company Guaranteed Notes (Callable 03/01/18 @ 104.44)(1)	(CCC+, Caa1)	03/01/23	8.875	1,298,500
625	Western Digital Corp., Rule 144A, Senior Secured Notes (Callable 04/01/19 @ 103.69)(1)	(BBB-, Ba1)	04/01/23	7.375	689,062

					4,485,312

Telecom - Satellite (0.9%)
482	Hughes Satellite Systems Corp., Global Company Guaranteed Notes	(BB-, B3)	06/15/21	7.625	530,803
800	Hughes Satellite Systems Corp., Rule 144A, Senior Secured Notes(1)	(BBB-, Ba2)	08/01/26	5.250	786,000
399	Intelsat Connect Finance S.A., Rule 144A, Company Guaranteed Notes (Callable 06/01/18 @ 100.00)(1)	(CC, NR)	04/01/22	12.500	247,380
232	Intelsat Luxembourg S.A., Global Company Guaranteed Notes (Callable 06/01/17 @ 103.88)	(D, Ca)	06/01/21	7.750	77,140

					1,641,323

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

December 31, 2016

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)
Telecom - Wireless (2.2%)
$225	Sprint Corp., Global Company Guaranteed Notes	(B, Caa1)	09/15/23	7.875	$240,750
650	Sprint Corp., Global Company Guaranteed Notes	(B, Caa1)	06/15/24	7.125	671,125
700	Sprint Corp., Global Company Guaranteed Notes (Callable 11/15/24 @ 100.00)(2)	(B, Caa1)	02/15/25	7.625	737,625
700	T-Mobile U.S.A., Inc., Global Company Guaranteed Notes (Callable 01/15/21 @ 103.25)	(BB, Ba3)	01/15/26	6.500	758,625
1,575	T-Mobile U.S.A., Inc., Global Company Guaranteed Notes (Callable 09/01/19 @ 103.19)	(BB, Ba3)	03/01/25	6.375	1,687,219

					4,095,344

Telecom - Wireline Integrated & Services (0.6%)
400	GTT Escrow Corp., Rule 144A, Company Guaranteed Notes (Callable 12/31/19 @ 105.91)(1)	(B-, Caa1)	12/31/24	7.875	418,080
600	Zayo Capital, Inc., Global Company Guaranteed Notes (Callable 04/01/18 @ 104.50)	(B-, B3)	04/01/23	6.000	627,000

					1,045,080

Theaters & Entertainment (1.5%)
775	AMC Entertainment Holdings, Inc., Global Company Guaranteed Notes (Callable 02/15/17 @ 104.41)	(B+, B2)	02/15/22	5.875	814,719
450	AMC Entertainment Holdings, Inc., Rule 144A, Company Guaranteed Notes (Callable 11/15/21 @ 102.94)(1)	(B+, B2)	11/15/26	5.875	461,250
650	Carmike Cinemas, Inc., Rule 144A, Secured Notes (Callable 06/15/18 @ 104.50)(1)	(BB, B1)	06/15/23	6.000	689,000
700	Live Nation Entertainment, Inc., Rule 144A, Company Guaranteed Notes (Callable 11/01/19 @ 103.66)(1)	(B+, B3)	11/01/24	4.875	703,500

					2,668,469

TOTAL CORPORATE BONDS (Cost $144,974,937)					141,679,352

BANK LOANS (13.2%)
Aerospace & Defense (0.8%)
1,488	Sequa Corp.(9)	(CCC-, Caa3)	06/19/17	5.250	1,413,581

Auto Parts & Equipment (0.9%)
1,200	Jason, Inc.(5),(9)	(CCC+, Caa2)	06/30/22	9.000	840,000
722	U.S. Farathane LLC(9)	(B, B2)	12/23/21	5.750	725,668

					1,565,668

Chemicals (2.1%)
813	Chromaflo Technologies Corp.(9)	(CCC, Caa2)	11/14/24	9.000	810,469
1,500	Solenis International LP(9)	(B-, Caa1)	07/31/22	7.750	1,479,375
1,500	Vantage Specialty Chemicals, Inc.(5),(9)	(CCC, Caa1)	02/05/22	9.750	1,500,000

					3,789,844

Diversified Capital Goods (0.5%)
1,005	Dynacast International LLC(9)	(B-, Caa1)	01/30/23	9.500	982,388

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

December 31, 2016

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

BANK LOANS (continued)
Electronics (0.3%)
$595	Excelitas Technologies Corp.(9)	(CCC+, B3)	10/31/20	6.000	$586,454

Energy - Exploration & Production (0.4%)
1,000	W&T Offshore, Inc.(9)	(CCC, Caa2)	05/15/20	9.000	800,000

Gaming (1.4%)
743	CBAC Borrower LLC(9)	(B-, Caa1)	07/02/20	8.250	745,284
1,500	The Intertain Group Ltd.(4),(5),(9),(10)	(NR, NR)	12/16/22	10.000	1,770,068

					2,515,352

Health Facilities (0.7%)
705	Drumm Investors LLC(9)	(B, Caa1)	05/04/18	9.500	691,595
600	Premier Dental Services, Inc.(9)	(B-, Caa1)	11/01/18	7.500	597,750

					1,289,345

Investments & Misc. Financial Services (0.8%)
438	Liquidnet Holdings, Inc.(9)	(B, B2)	05/22/19	7.750	436,680
1,000	Mergermarket U.S.A., Inc.(5),(9)	(CCC+, Caa2)	02/04/22	7.500	971,250

					1,407,930

Machinery (1.3%)
1,250	CPM Holdings, Inc.(5),(9)	(B, Caa1)	04/10/23	10.250	1,253,125
1,125	WireCo WorldGroup, Inc.(9)	(B-, Caa2)	09/30/24	10.000	1,134,844

					2,387,969

Media Content (0.3%)
500	DLG Acquisitions Ltd.(7),(9)	(CCC+, Caa2)	06/30/22	8.250	516,564

Oil Field Equipment & Services (0.4%)
1,000	Shelf Drilling Holdings Ltd.(9)	(C, Caa3)	10/08/18	10.000	730,000

Recreation & Travel (0.6%)
1,000	Legendary Pictures Funding LLC(5),(9)	(NR, NR)	04/22/20	7.000	1,001,250

Software - Services (1.8%)
1,240	Aricent Technologies(9)	(CCC, Caa2)	04/14/22	9.500	1,067,175
1,000	Eze Castle Software, Inc.(9)	(CCC+, Caa1)	04/05/21	7.250	981,665
973	Intralinks, Inc.(5),(9)	(BB, B2)	02/24/19	7.250	963,966
375	LDiscovery LLC(9)	(B+, B2)	12/09/22	6.875	348,750

					3,361,556

Telecom - Wireline Integrated & Services (0.8%)
500	AF Borrower LLC(9)	(B-, Caa2)	01/28/23	10.000	502,915
1,000	Omnitracs, Inc.(9)	(CCC+, Caa1)	05/25/21	8.750	973,130

					1,476,045

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

December 31, 2016

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

BANK LOANS (continued)
Theaters & Entertainment (0.1%)
$150	NEG Holdings LLC(4),(5),(9)	(NR, NR)	10/17/22	7.000	$120,000

TOTAL BANK LOANS (Cost $23,884,052)					23,943,946

ASSET BACKED SECURITIES (3.1%)
Collateralized Debt Obligations (3.1%)
1,000	Carlyle Global Market Strategies CLO Ltd., 2012-4A, Rule 144A(1),(5),(6)	(NR, NR)	01/20/25	0.000	861,007
1,000	Galaxy XIV CLO Ltd., 2012-14A, Rule 144A(1),(9)	(BB, NR)	11/15/26	9.131	1,002,259
1,000	JFIN CLO Ltd., 2013-1A, Rule 144A(1),(9)	(BB, NR)	01/20/25	5.631	777,693
1,500	Ocean Trails CLO IV, 2013-4A, Rule 144A(1),(9)	(B, NR)	08/13/25	6.802	1,238,579
700	Stewart Park CLO Ltd., 2015-1A, Rule 144A(1),(5),(6)	(NR, NR)	04/15/26	0.000	647,557
1,325	Venture XVII CLO Ltd., 2014-17A, Rule 144A(1),(9)	(NR, Ba2)	07/15/26	5.880	1,183,555

TOTAL ASSET BACKED SECURITIES (Cost $6,157,275)					5,710,650

Number of Shares
COMMON STOCKS (0.4%)
Auto Parts & Equipment (0.2%)
46,071	UCI International, Inc.(4),(5),(11)				440,899

Building & Construction (0.0%)
6	White Forest Resources, Inc.(4),(5),(11)				87

Building Materials (0.0%)
372	Dayton Superior Corp.(4),(5),(11)				—

Gaming (0.0%)
36,250	Majestic Holdco LLC(4),(5),(11)				4,531

Support - Services (0.2%)
800	LTR Holdings LLC(4),(11)				287,200

Theaters & Entertainment (0.0%)
20	NEG Holdings LLC, Litigation Trust Units(4),(5),(11)				—

TOTAL COMMON STOCKS (Cost $1,004,186)					732,717

PREFERRED STOCK (0.0%)
Building Materials (0.0%)
413	Dayton Superior Corp.(4),(5) (Cost $156,000)				—

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

December 31, 2016

Number of Shares

SHORT-TERM INVESTMENTS (10.0%)
10,897,053	State Street Navigator Securities Lending Government Money Market Portfolio, 0.50%(12)			$10,897,053

Par (000)		Maturity	Rate%
$7,241	State Street Bank and Trust Co. Euro Time Deposit	01/03/17	0.010	7,240,607

TOTAL SHORT-TERM INVESTMENTS (Cost $18,137,660)				18,137,660

TOTAL INVESTMENTS AT VALUE (104.5%) (Cost $194,314,110)				190,204,325

LIABILITIES IN EXCESS OF OTHER ASSETS (-4.5%)				(8,185,294)

NET ASSETS (100.0%)				$182,019,031

†	Credit ratings given by the Standard & Poor’s Division of The McGraw-Hill Companies, Inc. (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”) are unaudited.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016, these securities amounted to a value of $90,475,436 or 49.7% of net assets.
(2)	Security or portion thereof is out on loan (See note 2-I).
(3)	Bond is currently in default.
(4)	Not readily marketable security; security is valued at fair value as determined in good faith by, or under the direction of, the Board of Directors.
(5)	Illiquid security (unaudited).
(6)	Zero-coupon security.
(7)	This security is denominated in Euro.
(8)	PIK: Payment-in-kind security for which part of the income earned may be paid as additional principal.
(9)	Variable rate obligation - The interest rate shown is as of December 31, 2016.
(10)	This security is denominated in British Pound.
(11)	Non-income producing security.
(12)	Represents security purchased with cash collateral received for securities on loan. The rate shown is the annualized one-day yield at December 31, 2016.

INVESTMENT ABBREVIATION

NR = Not Rated

Forward Foreign Currency Contracts

Forward Foreign Currency to be Purchased (Local)		Forward Foreign Currency to be Sold (Local)		Expiration Date	Counterparty	Value on Settlement Date	Current Value/Notional	Net Unrealized Appreciation (Depreciation)
GBP	667,850	USD	852,654	10/13/17	Morgan Stanley	$852,654	$831,236	$(21,418)
USD	3,132,457	EUR	2,788,000	10/13/17	Morgan Stanley	(3,132,457)	(2,984,920)	147,537
USD	113,680	EUR	105,400	10/13/17	Morgan Stanley	(113,680)	(112,845)	835
USD	1,016,158	GBP	832,500	10/13/17	Morgan Stanley	(1,016,158)	(1,036,167)	(20,009)
USD	1,620,180	GBP	1,300,000	10/13/17	Morgan Stanley	(1,620,180)	(1,618,038)	2,142

								$109,087

Currency Abbreviations:

EUR = Euro

GBP = British Pound

USD = United States Dollar

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Statement of Assets and Liabilities

December 31, 2016

Assets
Investments at value, including collateral for securities on loan of $10,897,053 (Cost $194,314,110) (Note 2)	$190,204,325[1]
Cash	50,000
Foreign currency at value (Cost $89,419)	90,251
Dividend and interest receivable	3,053,611
Receivable for investments sold	1,008,822
Unrealized appreciation on forward foreign currency contracts (Note 2)	150,514
Prepaid expenses and other assets	6,297

Total assets	194,563,820

Liabilities
Investment advisory fee payable (Note 3)	203,143
Administrative services fee payable (Note 3)	18,243
Payable upon return of securities loaned (Note 2)	10,897,053
Payable for investments purchased	1,292,738
Unrealized depreciation on forward foreign currency contracts (Note 2)	41,427
Directors’ fee payable	9,087
Accrued expenses	83,098

Total liabilities	12,544,789

Net Assets
Applicable to 52,291,765 shares outstanding	$182,019,031

Net Assets
Capital stock, $.001 par value (Note 6)	52,292
Paid-in capital (Note 6)	217,052,163
Distributions in excess of net investment income	(1,886)
Accumulated net realized loss on investments and foreign currency transactions	(31,082,122)
Net unrealized depreciation from investments and foreign currency translations	(4,001,416)

Net assets	$182,019,031

Net Asset Value Per Share ($182,019,031 / 52,291,765)	$3.48

Market Price Per Share	$3.16

[1]	Includes $10,690,746 of securities on loan.

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Statement of Operations

For the Year Ended December 31, 2016

Investment Income
Interest	$14,222,853
Securities lending (net of rebates)	92,536

Total investment income	14,315,389

Expenses
Investment advisory fees (Note 3)	767,015
Administrative services fees (Note 3)	53,977
Directors’ fees	144,571
Printing fees	58,250
Legal fees	54,433
Audit and tax fees	53,933
Transfer agent fees	52,255
Custodian fees	26,198
Stock exchange listing fees	17,172
Commitment fees (Note 4)	9,743
Insurance expense	4,517
Miscellaneous expense	23,760

Total expenses	1,265,824

Net investment income	13,049,565

Net Realized and Unrealized Gain (Loss) from Investments and Foreign Currency Related Items
Net realized loss from investments	(11,788,665)
Net realized gain from foreign currency transactions	348,547
Net change in unrealized appreciation (depreciation) from investments	26,361,889
Net change in unrealized appreciation (depreciation) from foreign currency translations	(52,176)

Net realized and unrealized gain from investments and foreign currency related items	14,869,595

Net increase in net assets resulting from operations	$27,919,160

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Statement of Changes in Net Assets

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
From Operations
Net investment income	$13,049,565	$13,311,711
Net realized gain (loss) from investments and foreign currency transactions	(11,440,118)	1,160,434
Net change in unrealized appreciation (depreciation) from investments and foreign currency translations	26,309,713	(22,233,435)

Net increase (decrease) in net assets resulting from operations	27,919,160	(7,761,290)

From Dividends and Distributions
Dividends from net investment income	(13,048,787)	(13,796,877)
Return of Capital	(752,942)	—

Net decrease in net assets resulting from dividends and distributions	(13,801,729)	(13,796,877)

From Capital Share Transactions (Note 6)
Issuance of 15,864 and 18,690 shares through the directors compensation plan (Note 3)	53,991	62,993

Net increase in net assets from capital share transactions	53,991	62,993

Net increase (decrease) in net assets	14,171,422	(21,495,174)
Net Assets
Beginning of year	167,847,609	189,342,783

End of year	$182,019,031	$167,847,609

Distributions in excess of net investment income	$(1,886)	$(63,139)

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Financial Highlights

	For the Year Ended December 31,
	2016	2015	2014	2013	2012
Per share operating performance
Net asset value, beginning of year	$3.21	$3.62	$3.84	$3.80	$3.60

INVESTMENT OPERATIONS
Net investment income	0.25	0.25	0.25	0.28	0.32
Net gain (loss) on investments and foreign currency related items (both realized and unrealized)	0.28	(0.40)	(0.19)	0.05	0.20

Total from investment activities	0.53	(0.15)	0.06	0.33	0.52

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.25)	(0.26)	(0.27)	(0.29)	(0.32)
Return of capital	(0.01)	—	(0.01)	(0.01)	—

Total dividends and distributions	(0.26)	(0.26)	(0.28)	(0.30)	(0.32)

CAPITAL SHARE TRANSACTIONS
Increase to net asset value due to shares issued through at-the-market offerings	—	—	—	0.01	—

Net asset value, end of year	$3.48	$3.21	$3.62	$3.84	$3.80

Per share market value, end of year	$3.16	$2.78	$3.29	$3.56	$4.03

TOTAL INVESTMENT RETURN[1]
Net asset value	18.64%	(3.35)%	1.92%	9.34%	14.95%
Market value	24.39%	(7.90)%	(0.09)%	(4.42)%	20.24%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$182,019	$167,848	$189,343	$200,780	$190,673
Ratio of expenses to average net assets	0.74%	0.66%	0.71%	0.76%	0.75%
Ratio of expenses to average net assets excluding interest expense[2]	0.74%	0.66%	0.71%	0.76%	0.75%
Ratio of net investment income to average net assets	7.66%	7.21%	6.60%	7.40%	8.49%
Portfolio turnover rate	53%	51%	67%	69%	67%

[1]	Total investment return at net asset value is based on the change in the net asset value of Fund shares and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment program. Total investment return at market value is based on the change in the market price at which the Fund’s shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on NAV and share price.
[2]	Presentation of 2012-2014 adjusted for consistency with current period presentation.

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Notes to Financial Statements

December 31, 2016

Note 1. Organization

Credit Suisse Asset Management Income Fund, Inc. (the “Fund”) was incorporated on February 11, 1987 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The investment objective of the Fund is to provide current income consistent with the preservation of capital.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund is considered an investment company for financial reporting purposes under GAAP and follows Accounting Standard Codification (“ASC”) Topic 946 — Financial Services — Investment Companies.

A) SECURITY VALUATION — The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the “Exchange”) on each day the Exchange is open for business. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. These pricing services generally price fixed income securities assuming orderly transactions of an institutional “round lot” size, but some trades occur in smaller “odd lot” sizes which may be effected at lower prices than institutional round lot trades. Structured note agreements are valued in accordance with a dealer-supplied valuation based on changes in the value of the underlying index. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Forward contracts are valued at the London closing spot rates and the London closing forward point rates on a daily basis. The currency forward contract pricing model derives the differential in point rates to the expiration date of the forward and calculates its present value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Directors (the “Board”) to fair value certain securities. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the investment adviser to be unreliable, the market price may be determined by the investment adviser using quotations from one or more brokers/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved and established by the Board.

Credit Suisse Asset Management Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2016

Note 2. Significant Accounting Policies (continued)

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP established a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at each measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2016 in valuing the Fund’s assets and liabilities carried at fair value:

Assets	Level 1	Level 2	Level 3		Total
Investments in Securities
Corporate Bonds	$—	$140,374,605	$1,304,747		$141,679,352
Bank Loans	—	14,661,365	9,282,581		23,943,946
Asset Backed Securities	—	5,710,650	—		5,710,650
Common Stocks	—	—	732,717	(1)	732,717	(1)
Preferred Stocks	—	—	0	(1)	0	(1)
Short-term Investments	—	18,137,660	—		18,137,660

	$—	$178,884,280	$11,320,045		$190,204,325

Other Financial Instruments*
Forward Foreign Currency Contracts	$—	$150,514	$—		$150,514

Liabilities	Level 1	Level 2	Level 3		Total
Other Financial Instruments*
Forward Foreign Currency Contracts	$—	$41,427	$—		$41,427

(1)	Includes zero valued securities.
*	Other financial instruments include unrealized appreciation (depreciation) on forward foreign currency contracts.

Credit Suisse Asset Management Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2016

Note 2. Significant Accounting Policies (continued)

The following is a reconciliation of investments as of December 31, 2016 for which significant unobservable inputs were used in determining value. All transfers, if any, are assumed to occur at the end of the reporting period.

	Corporate Bonds	Bank Loans	Common Stocks	Preferred Stock		Total
Balance as of December 31, 2015	$118,037	$11,031,469	$—	$0	(1)	$11,149,506
Accrued discounts (premiums)	(37,409)	34,192	—	—		(3,217)
Purchases	2,240,231	4,712,840	773,186	—		7,726,257
Sales	(438)	(3,652,582)	—	—		(3,653,020)
Realized gain (loss)	(349,562)	19,094	—	—		(330,468)
Change in unrealized appreciation (depreciation)	(666,112)	117,378	(45,000)	—		(593,734)
Transfers into Level 3	—	—	4,531	—		4,531
Transfers out of Level 3	—	(2,979,810)	—	—		(2,979,810)

Balance as of December 31, 2016	$1,304,747	$9,282,581	$732,717	$0	(1)	$11,320,045

Net change in unrealized appreciation (depreciation) on investments still held as of December 31, 2016	$(1,016,112)	$45,724	$(45,000)	$—		$(1,015,388)

(1)	Includes a zero valued security.

Quantitative Disclosure About Significant Unobservable Inputs

Asset Class	Fair Value At 12/31/2016	Valuation Technique	Unobservable Input	Range (Weighted Average) (per share)
Corporate Bonds	$1,875	Vendor Pricing	Single Broker Quote	NA
	$11,051	Income Approach	Expected Remaining Distribution	NA
	$1,291,821	Market Approach	Discount for Illiquidity	$0.49 -$1.00 ($0.64)
Bank Loans	$120,000	Market Approach	Discount for Illiquidity	NA
	$9,162,581	Vendor Pricing	Single Broker Quote	$0.93 - $1.18 ($1.02)
Common Stocks	$4,531	Vendor Pricing	Single Broker Quote	NA
	$728,186	Market Approach	Discount for Illiquidity	$9.57 -$359 ($15.41)
Preferred Stock	$0	Market Approach	Discount for Illiquidity	NA

Each fair value determination is based on a consideration of relevant factors, including both observable and unobservable inputs. Observable and unobservable inputs that Credit Suisse Asset Management LLC, the Fund’s investment adviser (“Credit Suisse” or the “Adviser”) considers may include (i) the existence of any contractual restrictions on the disposition of securities; (ii) information obtained from the company, which may include an analysis of the company’s financial statements, the company’s products or intended markets or the company’s technologies; (iii) the price of the same or similar security negotiated at arm’s length in an issuer’s completed subsequent round of financing; (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies; or (v) a probability and time value adjusted analysis of contractual term. Where available and appropriate, multiple valuation methodologies are applied to confirm fair value. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, determining fair value requires more judgment. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for investments categorized in Level 3. In some circumstances, the inputs used to measure fair value might be categorized within different levels of the fair value hierarchy. In those instances, the fair value measurement is

Credit Suisse Asset Management Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2016

Note 2. Significant Accounting Policies (continued)

categorized in its entirety in the fair value hierarchy based on the least observable input that is significant to the fair value measurement. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations used at the date of these financial statements.

For the year ended December 31, 2016, there were no transfers between Level 1 and Level 2, but there was $4,531 transferred from Level 2 to Level 3 due to a lack of pricing source supported by observable inputs and $2,979,810 transferred from Level 3 to Level 2 as a result of the availability of a pricing source supported by observable inputs. All transfers, if any, are assumed to occur at the end of the reporting period.

B) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES — The Fund adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that a fund disclose (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance and cash flows. For the year ended December 31, 2016, the Fund’s derivatives did not qualify for hedge accounting as they are held at fair value.

Fair Value of Derivative Instruments as of December 31, 2016

	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Currency Contracts	Unrealized appreciation on forward foreign currency contracts	$150,514	Unrealized depreciation on forward foreign currency contracts	$41,427

		$150,514		$41,427

Effect of Derivative Instruments on the Statement of Operations

	Location	Realized Gain (Loss)	Location	Unrealized Appreciation (Depreciation)
Currency Contracts	Net realized gain from forward foreign currency transactions*	$397,059	Net change in unrealized appreciation (depreciation) from forward foreign currency translations*	$(54,159)

		$397,059		$(54,159)

*	Statement of Operations includes both forward foreign currency contracts and foreign currency transactions/translations.

For the year ended December 31, 2016, the Fund held an average monthly value on a net basis of $4,852,447 in forward foreign currency contracts.

The Fund is a party to International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”) with certain counterparties that govern over-the-counter derivative (including Total Return, Credit Default and Interest Rate Swaps) and foreign exchange contracts entered into by the Fund. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. Termination events

Credit Suisse Asset Management Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2016

Note 2. Significant Accounting Policies (continued)

applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time.

The following table presents by counterparty the Fund’s derivative assets, net of related collateral held by the Fund, at December 31, 2016:

Counterparty	Gross Amount of Assets Presented in the Statement of Assets and Liabilities(a)	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Morgan Stanley	$150,514	$(41,427)	$—	$—	$109,087

The following table presents by counterparty the Fund’s derivative liabilities, net of related collateral pledged by the Fund, at December 31, 2016:

Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities(a)	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities
Morgan Stanley	$41,427	$(41,427)	$—	$—	$—

(a)	Forward foreign currency exchange contracts are included.

C) FOREIGN CURRENCY TRANSACTIONS — The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Reported net realized gain (loss) from foreign currency transactions arises from sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net change in unrealized gains and losses on translation of assets and liabilities denominated in foreign currencies arises from changes in the fair values of assets and liabilities, other than investments at the end of the period, resulting from changes in exchange rates. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of investments held. Such fluctuations are included with net realized and unrealized gain or loss from investments in the Statement of Operations.

D) SECURITY TRANSACTIONS AND INVESTMENT INCOME/EXPENSE — Security transactions are accounted for on a trade date basis. Interest income/expense is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Dividend income/expense is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

E) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — The Fund declares and pays dividends on a monthly basis and records them on ex-date. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss

Credit Suisse Asset Management Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2016

Note 2. Significant Accounting Policies (continued)

carryforward, such gain will not be distributed. Dividends and distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

The Fund’s dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of common stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month.

F) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Fund’s intention to continue to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

In order to qualify as a RIC under the Code, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. One of these requirements is that the Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly-traded partnerships (“Qualifying Income”).

The Fund adopted the authoritative guidance for uncertainty in income taxes and recognizes a tax benefit or liability from an uncertain position only if it is more likely than not that the position is sustainable based solely on its technical merits and consideration of the relevant taxing authority’s widely understood administrative practices and procedures. The Fund has reviewed its current tax positions and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

G) SHORT-TERM INVESTMENTS — The Fund, together with other funds/portfolios advised by Credit Suisse, pools available cash into a short-term variable rate time deposit issued by State Street Bank and Trust Company (“SSB”), the Fund’s custodian. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

H) FORWARD FOREIGN CURRENCY CONTRACTS — A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund will enter into forward currency contracts primarily for hedging foreign currency risk. Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts.

Credit Suisse Asset Management Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2016

Note 2. Significant Accounting Policies (continued)

Additionally, when utilizing forward currency contracts to hedge, the Fund forgoes the opportunity to profit from favorable exchange rate movements during the term of the contract. The Fund’s open forward currency contracts at December 31, 2016 are disclosed in the Schedule of Investments.

I) SECURITIES LENDING — The initial collateral received by the Fund is required to have a value of at least 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). The collateral is maintained thereafter at a value equal to at least 102% of the current market value of the securities on loan. The market value of loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. Cash collateral received by the Fund in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including funds advised by SSB, the Fund’s securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SSB has been engaged by the Fund to act as the Fund’s securities lending agent. As of December 31, 2016, the Fund had investment securities on loan with a fair value of $10,690,746. Collateral received for securities loaned and a related liability of $10,897,053 are presented gross in the Statement of Assets and Liabilities. The collateral for securities loaned is valued consistently to the other investments held by the Fund and is included in Level 2 of the fair value hierarchy. At December 31, 2016, the value of the related collateral exceeded the value of the securities loaned.

The Fund’s securities lending arrangement provides that the Fund and SSB will share the net income earned from securities lending activities. Securities lending income is accrued as earned. During the year ended December 31, 2016, total earnings from the Fund’s investment in cash collateral received in connection with securities lending arrangements was $121,487, of which $5,774 was rebated to borrowers (brokers). The Fund retained $92,536 in income from the cash collateral investment, and SSB, as lending agent, was paid $23,177.

J) OTHER — Lower-rated debt securities (commonly known as “junk bonds”) possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

In the normal course of business the Fund trades financial instruments and enters into financial transactions for which risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Fund may be exposed to counterparty risk, including securities lending, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Fund to credit risk, consist principally of cash due from counterparties and investments. The extent of the Fund’s exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Fund’s Statement of Assets and Liabilities.

Credit Suisse Asset Management Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2016

Note 2. Significant Accounting Policies (continued)

In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and the Fund’s net asset value.

K) NEW ACCOUNTING PRONOUNCEMENTS — On August 26, 2016, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2016-15, “Statement of Cash Flows (Topic 230), a consensus of the FASB’s Emerging Issues Task Force” (“ASU 2016-15”). ASU 2016-15 is intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. The issues addressed in ASU 2016-15 are: debt prepayment or debt extinguishment costs, settlement of zero-coupon debt instruments, contingent consideration payments made after a business combination, proceeds from the settlement of insurance claims, proceeds from the settlement of corporate-owned life insurance policies, including bank-owned life insurance policies, distributions received from equity method investments, beneficial interests in securitization transactions; and, separately identifiable cash flows and application of the predominance principle. ASU 2016-15 is effective for interim and annual reporting periods beginning after December 15, 2017. Management is currently evaluating the impact, if any, of applying this provision.

In November 2016, FASB issued Accounting Standards Update No. 2016-18, “Statement of Cash Flows (Topic 230), Restricted Cash, a consensus of the FASB’s Emerging Issues Task Force” (“ASU 2016-18”). ASU 2016-18 requires that a statement of cash flows explains the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Therefore, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The amendments in ASU 2016-18 do not provide a definition of restricted cash or restricted cash equivalents. ASU 2016-18 is effective for interim and annual reporting periods beginning after December 15, 2017. Management is currently evaluating the impact, if any, of applying this provision.

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

L) SUBSEQUENT EVENTS — In preparing the financial statements as of December 31, 2016, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements through the date of release of this report. No such events requiring recognition or disclosure were identified through the date of the release of this report.

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser for the Fund. For its investment advisory services, Credit Suisse is entitled to receive a fee from the Fund at a rate per annum, computed weekly and paid quarterly as follows: 0.50% of the lower of the weekly stock price (market value) of the Fund’s outstanding shares or its average weekly net assets. For the year ended December 31, 2016, investment advisory fees earned were $767,015.

Credit Suisse Asset Management Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2016

Note 3. Transactions with Affiliates and Related Parties (continued)

SSB serves as Accounting and Administrative Agent for the Fund. For its administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon the relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the year ended December 31, 2016, administrative services fees earned by SSB (including out-of-pocket expenses) with respect to the Fund were $53,977.

The Independent Directors receive fifty percent (50%) of their annual retainer in the form of shares. During the years ended December 31, 2016 and 2015, 15,864 shares and 18,690 shares, respectively, were issued through the Directors’ compensation plan. Directors as a group own less than 1% of the Fund’s outstanding shares.

The Fund from time to time purchases or sells loan investments in the secondary market through Credit Suisse or its affiliates acting in the capacity as broker-dealer. Credit Suisse or its affiliates may have acted in some type of agent capacity to the initial loan offering prior to such loan trading in the secondary market.

Note 4. Line of Credit

The Fund, together with other funds/portfolios advised by Credit Suisse (collectively, the “Participating Funds”), participates in a committed, unsecured line of credit facility (“Credit Facility”), with SSB in an aggregated amount of $250 million for temporary or emergency purposes under a first-come, first-served basis. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at either the Overnight Federal Funds rate or the Overnight LIBOR rate plus a spread. At December 31, 2016 and during the year ended December 31, 2016, the Fund had no borrowings outstanding under the Credit Facility.

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2016, purchases and sales of investment securities (excluding short-term investments) were $100,936,197 and $84,892,144, respectively.

Note 6. Fund Shares

The Fund offers a Dividend Reinvestment Plan (the “Plan”) to its common stockholders. By participating in the Plan, dividends and distributions will be promptly paid to stockholders in additional shares of common stock of the Fund. The number of shares to be issued will be determined by dividing the total amount of the distribution payable by the greater of (i) the net asset value per share (“NAV”) of the Fund’s common stock on the payment date, or (ii) 95% of the market price per share of the Fund’s common stock on the payment date. If the NAV of the Fund’s common stock is greater than the market price (plus estimated brokerage commissions) on the payment date, Computershare (or a broker-dealer selected by Computershare) shall endeavor to apply the amount of such distribution to purchase shares of Fund common stock in the open market.

Credit Suisse Asset Management Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2016

Note 6. Fund Shares (continued)

The Fund has one class of shares of common stock, par value $.001 per share; one hundred million shares are authorized. Transactions in shares of common stock were as follows:

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Shares issued through the Directors compensation plan	15,864	18,690

Net increase	15,864	18,690

Note 7. Federal Income Taxes

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax characteristics of dividends and distributions paid by the Fund during the years ended December 31, 2016 and 2015, respectively, were as follows:

Ordinary Income		Return of Capital
2016	2015	2016	2015
$13,048,787	$13,796,877	$752,942	$—

The tax basis components of distributable earnings may differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to differing treatments of wash sales, partnership basis adjustments, income from defaulted bonds and marked to market of forward currency contracts. At December 31, 2016, the components of distributable earnings on a tax basis were as follows:

Accumulated realized loss	$(30,962,507)
Unrealized depreciation	(4,122,917)

$(35,085,424)

At December 31, 2016, the Fund had short-term capital loss carryforwards subject to expiration and unlimited long-term captial loss carryforwards available to offset possible future capital gains as follows:

Expires December 31,		Unlimited Long-Term Loss Carryforwards
2017	2018
$18,951,117	$499,359	$11,512,031

During the tax year ended December 31, 2016, $ 15,561,811 of capital loss carryforwards expired.

At December 31, 2016, the cost of investments (excluding foreign currency related transactions) and the net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of Investments	$194,326,524

Unrealized appreciation	$5,878,339
Unrealized depreciation	10,000,538

Net unrealized appreciation (depreciation)	$(4,122,199)

Credit Suisse Asset Management Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2016

Note 7. Federal Income Taxes (continued)

To adjust for current period permanent book/tax differences which arose principally from differing book/tax treatment of foreign currency gain/loss and defaulted bonds, paid-in capital was charged $15,594,972, distributions in excess of net investment income was credited $60,475 and accumulated net realized loss was credited $15,534,497. Net assets were not affected by these reclassifications.

Note 8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Credit Suisse Asset Management Income Fund, Inc.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Credit Suisse Asset Management Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Credit Suisse Asset Management Income Fund, Inc. (the “Fund”) including the schedule of investments, as of December 31, 2016, and the related statement of operations for the year then ended and the statements of changes in net assets and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights for each of the years in the three-year period ended December 31, 2014 were audited by other independent registered public accountants whose report thereon dated February 26, 2015, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and broker or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Credit Suisse Asset Management Income Fund, Inc. as of December 31, 2016, the results of its operations, and the changes in its net assets and financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 22, 2017

Credit Suisse Asset Management Income Fund, Inc.

Board Approval of Advisory Agreement (unaudited)

In approving the renewal of the current Advisory Agreement for the Credit Suisse Asset Management Income Fund, Inc. (the “Fund”), the Board of Directors of the Fund (the “Board”), including all of the Directors who are not “interested persons” of the Fund as defined in the Investment Company Act of 1940 (the “Independent Directors”), at a meeting held on November 14 and 15, 2016, considered the following factors:

Investment Advisory Fee Rates and Expenses

The Board reviewed and considered the contractual investment advisory fee rate of 0.50% (the “Contractual Advisory Fee”) for the Fund in light of the extent and quality of the advisory services provided by Credit Suisse Asset Management, LLC (“Credit Suisse”). The Board noted that Credit Suisse had contractually agreed to base its current investment advisory fee upon the lower of the Fund’s average weekly stock price or its average weekly net assets.

Additionally, the Board considered information comparing the Contractual Advisory Fee less waivers and/or reimbursements (the “Net Advisory Fee”) and the Fund’s overall expenses with those of funds in both the relevant expense group (“Expense Group”) and universe of funds (“Expense Universe”) provided by Broadridge, an independent provider of investment company data. The Board observed that the Net Advisory Fee was lower than the median rates of funds in the Expense Group. The Board was provided with a description of the methodology used to arrive at the funds included in the Expense Group and the Expense Universe. The Board also received and considered information regarding the co-administration fees paid by the Fund.

Nature, Extent and Quality of the Services under the Advisory Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by Credit Suisse under the Advisory Agreement. The Board also noted information received at regular meetings throughout the year related to the services rendered by Credit Suisse. The Board reviewed background information about Credit Suisse including its Form ADV Part 2 – Disclosure Brochure and Brochure Supplement. The Board considered the background and experience of Credit Suisse’s senior management and the expertise of, and the amount of attention given to the Fund by, senior personnel of Credit Suisse. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the Fund management team primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of actual and potential investments. The Board evaluated the ability of Credit Suisse, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board also received and considered information about the nature, extent and quality of services and fee rates offered to other Credit Suisse clients for comparable services.

Fund Performance

The Board considered the performance results of the Fund over time, along with comparison to both the relevant performance group (“Performance Group”) and a universe of funds for the Fund (the “Performance Universe”). The Board was provided with a description of the methodology used to arrive at the funds included in the Performance Group and the Performance Universe. The Board considered the solid investment performance of the Fund over various investment periods relative to its stated objectives as well as the performance of the Fund relative to its peers.

Credit Suisse Asset Management Income Fund, Inc.

Board Approval of Advisory Agreement (unaudited) (continued)

Credit Suisse Profitability

The Board received and considered a profitability analysis of Credit Suisse based on the fees payable under the Advisory Agreement for the Fund, as well as other relationships between the Fund on the one hand and Credit Suisse affiliates on the other. The Board also considered Credit Suisse’s methodology for allocating costs to the Fund, recognizing that cost allocation methodologies are inherently subjective.

Economies of Scale

The Board considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board noted that further economies of scale potentially could be realized if the Fund’s premium/discount ratios narrowed sufficiently to permit an additional offering to increase the Fund’s assets.

Other Benefits to Credit Suisse

The Board considered other benefits received by Credit Suisse and its affiliates as a result of their relationship with the Fund. Such benefits include, among others, benefits potentially derived from an increase in Credit Suisse’s businesses as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by Credit Suisse and its affiliates).

The Board considered the standards applied in seeking best execution and reviewed Credit Suisse’s method for allocating portfolio investment opportunities among its advisory clients.

Other Factors and Broader Review

As discussed above, the Board reviews detailed materials received from Credit Suisse as part of the annual approval process. The Board also reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of Credit Suisse at least quarterly, which include, among other things, detailed portfolio and market reviews, detailed fund performance reports and Credit Suisse’s compliance procedures.

Conclusions

In selecting Credit Suisse, and approving the renewal of the Advisory Agreement and the investment advisory fee under such agreement, the Board concluded that:

•	The Contractual Advisory Fee and Net Advisory Fee, reviewed along with information provided by Broadridge for funds in the Fund’s Expense Group and Expense Universe, were reasonable in relation to the services provided by Credit Suisse.

•	The Board was satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by Credit Suisse and that, based on dialogue with management and counsel, the services provided by Credit Suisse under the Advisory Agreement are typical of, and consistent with, those provided to similar mutual funds by other investment advisers.

•

In light of the costs of providing investment management and other services to the Fund and Credit Suisse’s ongoing commitment to the Fund and willingness to base the fee on the lower of the Fund’s average weekly stock price or its average weekly net assets, Credit Suisse’s profitability based on fees payable under the

Credit Suisse Asset Management Income Fund, Inc.

Board Approval of Advisory Agreement (unaudited) (continued)

Advisory Agreement, as well as other ancillary benefits that Credit Suisse and its affiliates received, were considered reasonable.

•	In light of the information received and considered by the Board, the Fund’s current fee structure was considered reasonable.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the renewal of the Advisory Agreement. The Independent Directors were advised by separate independent legal counsel throughout the process.

Credit Suisse Asset Management Income Fund, Inc.

Information Concerning Directors and Officers (unaudited)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Independent Directors

Enrique R. Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 (1941)	Director; Audit Committee Chairman and Nominating Committee Member	Director since 1990; current term ends at the 2017 annual meeting	Professor Emeritus of Finance and Economics from July 2015 to Present; Professor of Finance and Economics, Graduate School of Business, Columbia University from 1971 to July 2015.	11	Director of Adams Diversified Equity Fund, Inc., Director of Adams Natural Resources Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc. and Aberdeen Latin America Equity Fund, Inc. (each a closed-end investment company); Director of Aberdeen Asia- Pacific Income Investment Company Limited (a Canadian closed-end fund); Trustee of Mirae Asset Discovery Funds (7 open end portfolios); Director of Epoch Holding Corporation (an investment management and investment advisory services company) from August 2006 to March 2013.

Terry F. Bovarnick c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 (1958)	Director; Audit and Nominating Committee Member	Since 2006; current term ends at the 2016 annual meeting	Currently retired.	2	None

[1]	Each Director and Officer serves until his or her respective successor has been duly elected and qualified.

Credit Suisse Asset Management Income Fund, Inc.

Information Concerning Directors and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

James J. Cattano c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 (1943)	Director; Audit and Nominating Committee Member	Since 2006; current term ends at the 2017 annual meeting	President of Coastal Trade Corporation (international commodity trade) from October 2009 to September 2013; President, Primary Resources, Inc. (an international trading and manufacturing company specializing in the sale of agricultural commodities throughout Latin American markets) from October 1996 to October 2011.	2	Director of Aberdeen Chile Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Latin America Equity Fund, Inc., and Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. (each a closed-end investment company).

Lawrence Fox c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 (1943)	Director and Nominating Committee Member	Since 2001; current term ends at the 2018 annual meeting	Partner of Schoeman, Updike & Kaufman LLP since 2017; Partner of Drinker Biddle & Reath (law firm) from 1972 to 2017, Lecturer at Yale Law School since 2009.	2	Director of Aberdeen Chile Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Latin America Equity Fund, Inc. (each a closed-end investment company); Director of Dynasil Corporation of America (a manufacturing company).

Steven N. Rappaport Lehigh Court, LLC 555 Madison Avenue 29th Floor New York, New York 10022 (1948)	Chairman of the Board of Directors; Audit Committee Member and Nominating Committee Chairman	Chairman from 2012 and Director since 2005; current term ends at the 2017 annual meeting	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present; Partner of Backstage Acquisition Holdings, LLC (publication job postings) from November 2013 to present.	11	Director of iCAD, Inc. (surgical and medical instruments and apparatus company); Director of Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc. and Aberdeen Latin America Equity Fund, Inc. (each a closed-end investment company); Director of Aberden Funds (25 open-end portfolios); Director of Presstek, Inc. (digital imaging technologies company) from 2003 to 2012; Director of Wood Resources, LLC. (plywood manufacturing company) from 2003 to October 2013.

[1]	Each Director and Officer serves until his or her respective successor has been duly elected and qualified.

Credit Suisse Asset Management Income Fund, Inc.

Information Concerning Directors and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Interested Director

John G. Popp* Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1956)	Director, Chief Executive Officer and President	Director since 2013; current term ends at the 2018 annual meeting; Chief Executive Office and President since 2010	Managing Director of Credit Suisse; Global Head and Chief Investment Officer of the Credit Suisse Credit Investments Group; Associated with Credit Suisse or its predecessor since 1997; Officer of other Credit Suisse Funds	2	Trustee of Credit Suisse High Yield Bond Fund; Director of Credit Suisse Asset Management Income Fund, Inc.

[1]	Each Director and Officer serves until his or her respective successor has been duly elected and qualified.
*	Mr. Popp is an “interested person” of the Fund as defined in the 1940 Act by virtue of his current position as an officer of Credit Suisse.

Credit Suisse Asset Management Income Fund, Inc.

Information Concerning Directors and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers**

Thomas J. Flannery Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1974)	Chief Investment Officer	Since 2010	Managing Director of Credit Suisse and Head of the Credit Suisse U.S. High Yield Management Team; Associated with Credit Suisse Group AG since 2000; Officer of other Credit Suisse Funds.

Emidio Morizio Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1966)	Chief Compliance Officer	Since 2004	Managing Director and Global Head of Compliance of Credit Suisse since 2010; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.

Lou Anne McInnis Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1959)	Chief Legal Officer	Since 2015	Director of Credit Suisse; Associated with Credit Suisse since April 2015; Counsel at DLA Piper US LLP from 2011 to April 2015; Associated with Morgan Stanley Investment Management from 1997 to 2010; Officer of other Credit Suisse Funds.

Laurie Pecha Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1961)	Chief Financial Officer	Since 2016	Director of Credit Suisse since August 2016; Senior Consultant of Spectra Professional Services, LLC from January 2012 to July 2016; Vice President of Legg Mason & Co. from March 2007 to December 2011; Officer of other Credit Suisse Funds.

Esther Cheung Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1980)	Treasurer	Since 2016	Vice President of Credit Suisse since 2015; Associated with Reich & Tang Asset Management, LLC from June 2010 to August 2015; Officer of other Credit Suisse Funds.

Karen Regan Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1963)	Senior Vice President and Secretary	Since 2010	Vice President of Credit Suisse; Associated with Credit Suisse since December 2004; Officer of other Credit Suisse Funds.

[1]	Each Director and Officer serves until his or her respective successor has been duly elected and qualified.
**	The officers of the Fund shown are officers that make policy decisions.

Credit Suisse Asset Management Income Fund, Inc.

Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•	By calling 1-800-293-1232

•	On the Fund’s website, www.credit-suisse.com/us/funds

•	On the website of the Securities and Exchange Commission, www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090.

Funds Managed by Credit Suisse Asset Management, LLC

CLOSED-END FUNDS

Fixed Income

Credit Suisse Asset Management Income Fund, Inc. (NYSE MKT: CIK)

Credit Suisse High Yield Bond Fund (NYSE MKT: DHY)

Literature Request — Call today for free descriptive information on the closed-ended funds listed above at 1-800-293-1232 or visit our website at www.credit-suisse.com/us/funds.

OPEN-END FUNDS

Credit Suisse Commodity Return Strategy Fund	Credit Suisse Strategic Income Fund
Credit Suisse Floating Rate High Income Fund	Credit Suisse Commodity ACCESS Strategy Fund
Credit Suisse Multialternative Strategy Fund	Credit Suisse Managed Futures Strategy Fund
Credit Suisse Emerging Markets Equity Fund

Fund shares are not deposits or other obligation of Credit Suisse Asset Management, LLC or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse Asset Management, LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-markets, small-company, private equity, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.

More complete information about a fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at 1-877-870-2874. Performance information current to the most recent month-end is available at www.credit-suisse.com/us/funds.

Credit Suisse Securities (USA) LLC, Distributor.

Credit Suisse Asset Management Income Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited)

Credit Suisse Asset Management Income Fund, Inc. (the “Fund”) offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) to its common stockholders. The Plan offers common stockholders a prompt and simple way to reinvest net investment income dividends and capital gains and other periodic distributions in shares of the Fund’s common stock. Computershare Trust Company, N.A. (“Computershare”) acts as Plan Agent for stockholders in administering the Plan.

If your shares of common stock of the Fund are registered in your own name, you will automatically participate in the Plan, unless you have indicated that you do not wish to participate and instead wish to receive dividends and capital gains distributions in cash. If you are a beneficial owner of the Fund having your shares registered in the name of a bank, broker or other nominee, you must first make arrangements with the organization in whose name your shares are registered to have the shares transferred into your own name. Registered shareholders can join the Plan via the Internet by going to www.computershare.com, authenticating your online account, agreeing to the Terms and Conditions of online “Account Access” and completing an online Plan Enrollment Form. Alternatively, you can complete the Plan Enrollment Form and return it to Computershare at the address below.

By participating in the Plan, your dividends and distributions will be promptly paid to you in additional shares of common stock of the Fund. The number of shares to be issued to you will be determined by dividing the total amount of the distribution payable to you by the greater of (i) the net asset value per share (“NAV”) of the Fund’s common stock on the payment date, or (ii) 95% of the market price per share of the Fund’s common stock on the payment date. If the NAV of the Fund’s common stock is greater than the market price (plus estimated brokerage commissions) on the payment date, then Computershare (or a broker-dealer selected by Computershare) shall endeavor to apply the amount of such distribution on your shares to purchase shares of Fund common stock in the open market.

You should be aware that all net investment income dividends and capital gain distributions are taxable to you as ordinary income and capital gain, respectively, whether received in cash or reinvested in additional shares of the Fund’s common stock.

The Plan also permits participants to purchase shares of the Fund through Computershare. You may invest $100 or more monthly, with a maximum of $100,000 in any annual period. Computershare will purchase shares for you on the open market on the 25th of each month or the next trading day if the 25th is not a trading day.

There is no service fee payable by Plan participants for dividend reinvestment. For voluntary cash payments, Plan participants must pay a service fee of $5.00 per transaction. Plan participants will also be charged a pro rata share of the brokerage commissions for all open market purchases ($0.03 per share as of October 2006). Participants will also be charged a service fee of $5.00 for each sale and brokerage commissions of $0.03 per share (as of October 2006).

You may terminate your participation in the Plan at any time by notifying Computershare or requesting a sale of your shares held in the Plan. Your withdrawal will be effective immediately if your notice is received by Computershare prior to any dividend or distribution record date; otherwise, such termination will be effective only with respect to any subsequent dividend or distribution. Your dividend participation option will remain the same unless you withdraw all of your whole and fractional Plan shares, in which case your participation in the Plan will be terminated and you will receive subsequent dividends and capital gains distributions in cash instead of shares.

Credit Suisse Asset Management Income Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

If you want further information about the Plan, including a brochure describing the Plan in greater detail, please contact Computershare as follows:

By Internet:	www.computershare.com

By phone:	(800) 730-6001 (U.S. and Canada)
(781) 575-3100 (Outside U.S. and Canada)

Customer service associates are available from 9:00 a.m. to 5:00 p.m. Eastern time, Monday through Friday

By mail:	Credit Suisse Asset Management Income Fund, Inc.
c/o Computershare
P.O. Box 30170
College Station, TX 77842-3170

Overnight correspondence should be sent to:

Computershare
211 Quality Circle, Suite 210
College Station, TX 77845

All notices, correspondence, questions or other communications sent by mail should be sent by registered or certified mail, return receipt requested.

The Plan may be terminated by the Fund or Computershare upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution.

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

CIK-AR-1216

Item 2. Code of Ethics.

The registrant has adopted a code of ethics applicable to its Chief Executive Officer, President, Chief Financial Officer and Chief Accounting Officer, or persons performing similar functions. A copy of the code is filed as Exhibit 12(a)(1) to this Form. There were no amendments to the code during the fiscal year ended December 31, 2016. There were no waivers or implicit waivers from the code granted by the registrant during the fiscal year ended December 31, 2016.

Item 3. Audit Committee Financial Expert.

The registrant’s governing board has determined that it has one audit committee financial expert serving on its audit committee: Steven N. Rappaport. The audit committee financial expert is “independent” for purposes of this item.

Item 4. Principal Accountant Fees and Services.

(a) through (d). The information in the table below is provided for services rendered to the registrant by its independent registered public accounting firm, KPMG LLP (“KPMG”), for its fiscal years ended December 31, 2015 and December 31, 2016. The Fund’s former independent registered public accounting firm served the registrant for the fiscal year ended December 31, 2014 until their resignation on February 24, 2015.

	2015	2016
Audit Fees	$42,000	$44,100
Audit-Related Fees[1]	$4,000	$4,773
Tax Fees[2]	$3,100	$3,255
All Other Fees	--	--
Total	$49,100	$52,128
[1]	Services include agreed-upon procedures in connection with the registrant’s semi-annual financial statements ($4,000 in 2015 and $4,773 in 2016).

[2]	Tax services in connection with the registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by KPMG to the registrant’s investment adviser, Credit Suisse Asset Management, LLC (“Credit Suisse”), and any service provider to the registrant controlling, controlled by or under common control with Credit Suisse that provided ongoing services to the registrant (“Covered Services Provider”), for the registrant’s fiscal years ended December 31, 2015 and December 31, 2016.

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	2015	2016
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(e)(1) Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to Credit Suisse and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Credit Suisse or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Credit Suisse and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by KPMG to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X:

	2015	2016
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

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The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by KPMG to Credit Suisse and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii)of Regulation S-X, for the registrant’s fiscal years ended December 31, 2015 and December 31, 2016:

	2015	2016
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(f) Not Applicable.

(g) The aggregate fees billed by KPMG for non-audit services rendered to the registrant, Credit Suisse and Covered Service Providers for the fiscal years ended December 31, 2015 and December 31, 2016 were $0 and $0, respectively.

(h) Not Applicable.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the committee are Terry Bovarnick, James J. Cattano and Steven N. Rappaport.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

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CREDIT SUISSE ASSET MANAGEMENT, LLC

CREDIT SUISSE FUNDS

CREDIT SUISSE CLOSED-END FUNDS

PROXY VOTING POLICY AND PROCEDURES

Introduction

Credit Suisse Asset Management, LLC (“Credit Suisse”) is a fiduciary that owes each of its client’s duties of care and loyalty with respect to proxy voting. The duty of care requires Credit Suisse to monitor corporate events and to vote proxies. To satisfy its duty of loyalty, Credit Suisse must cast proxy votes in the best interests of each of its clients.

The Credit Suisse Funds, and Credit Suisse Closed-End Funds (the “Funds”), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

Policy

The Proxy Voting Policy (the “Policy”) set forth below is designed to ensure that proxies are voted in the best interests of Credit Suisse’s clients. The Policy addresses particular issues and gives a general indication of how Credit Suisse will vote proxies. The Policy is not exhaustive and does not include all potential issues.

Proxy Voting Committee

The Proxy Voting Committee will consist of a member of a disinterested member of the Portfolio Management Department, a member of the Legal and Compliance Department, a member of the Operations Department (or their designees), and a member of Fund Administration. The purpose of the Proxy Voting Committee is to administer the voting of all clients’ proxies in accordance with the Policy. The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of Credit Suisse’s clients.

For the reasons disclosed below under “Conflicts,” the Proxy Voting Committee has engaged the services of an independent third party (initially, Risk Metrics Group’s ISS Governance Services Unit (“ISS”)) to assist in issue analysis and vote recommendation for proxy proposals. Proxy proposals addressed by the Policy will be voted in accordance with the Policy. Proxy proposals addressed by the Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS. Proxy proposals not addressed by the Policy will also be voted in

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accordance with the vote recommendation of ISS. To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

Credit Suisse investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS. Such recommendation will set forth its basis and rationale. In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

In the event a Portfolio Manager (“PM”) desires to deviate from the stated voting parameters outlined in the Policy, the PM is required to submit a memo detailing the request and rationale for the deviation to the Chair of the Proxy Voting Committee. The Chair of the Proxy Voting Committee (“Committee”) will convene a meeting where the PM will present their recommendation. In the event an in person or telephonic meeting cannot be organized, the Chair of the Committee will circulate the PM’s request for an exception to the Proxy Voting Committee for consideration.

Should such Policy exception be approved by the Proxy Voting Committee, the Committee will forward the instructions to ISS for processing and will minute the meeting.

Conflicts

Credit Suisse is the part of the asset management business of Credit Suisse, one of the world’s leading banks. As part of a global, full service investment-bank, broker-dealer, and wealth-management organization, Credit Suisse and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by Credit Suisse for its clients’ accounts. The interests of Credit Suisse and/or its affiliates and personnel may conflict with the interests of Credit Suisse’s clients in connection with any proxy issue. In addition, Credit Suisse may not be able to identify all of the conflicts of interest relating to any proxy matter.

Consent

In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote. Where the client is a Fund, disclosure shall be made to any one director who is not an “interested person,” as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

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Recordkeeping

Credit Suisse is required to maintain in an easily accessible place for six years all records relating to proxy voting.

These records include the following:

•	a copy of the Policy;
•	a copy of each proxy statement received on behalf of Credit Suisse clients;
•	a record of each vote cast on behalf of Credit Suisse clients;
•	a copy of all documents created by Credit Suisse personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and
•	a copy of each written request by a client for information on how Credit Suisse voted proxies, as well as a copy of any written response.

Credit Suisse reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

Disclosure

Credit Suisse will describe the Policy to each client. Upon request, Credit Suisse will provide any client with a copy of the Policy. Credit Suisse will also disclose to its clients how they can obtain information on their proxy votes.

ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

Procedures

The Proxy Voting Committee will administer the voting of all client proxies. Credit Suisse has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies. ISS will coordinate with each client’s custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion. ISS will provide Credit Suisse with an analysis of proxy issues and a vote recommendation for proxy proposals. ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear. The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

PROXY VOTING POLICY

Operational Items

Adjourn Meeting

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Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

Amend Quorum Requirements

Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

Amend Minor Bylaws

Generally vote for bylaw or charter changes that are of a housekeeping nature.

Change Date, Time, or Location of Annual Meeting

Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratify Auditors

Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position. Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services). Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally votes on director nominees on a case-by-case basis. Votes may be withheld: from directors who (1) attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their

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shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive.

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis. Generally vote against proposals that would: (1) eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Generally vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

Filling Vacancies/Removal of Directors

Generally vote against proposals that provide that directors may be removed only for cause. Generally vote for proposals to restore shareholder ability to remove directors with or without cause. Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis. Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)

Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.

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Majority of Independent Directors

Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold. Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard. Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees. Generally withhold votes from insiders and affiliated outsiders on boards that are lacking any of these three panels. Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

Term Limits

Generally vote against shareholder proposals to limit the tenure of outside directors.

Proxy Contests

Voting on Director Nominees in Contested Elections

Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders. The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

Confidential Voting

Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy may remain in place. If the dissidents will not agree, the confidential voting policy may be waived. Generally vote for management proposals to adopt confidential voting.

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Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Votes on advance notice proposals are determined on a case-by-case basis.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills (Shareholder Rights Plans)

Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it. Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis. Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature.

Shareholders’ Ability to Act by Written Consent

Generally vote against proposals to restrict or prohibit shareholders’ ability to take action by written consent. Generally vote for proposals to allow or make easier shareholder action by written consent.

Shareholders’ Ability to Call Special Meetings

Proposals to restrict or prohibit shareholders’ ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

Supermajority Vote Requirements

Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis. Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

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Merger and Corporate Restructuring

Appraisal Rights

Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases

Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earn out and contingent payments; (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company’s going concern prospects, possible bankruptcy).

Asset Sales

Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital; (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) conflicts of interest

Conversion of Securities

Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders’ position; (2) conversion price relative to market value; (3) financial issues: company’s financial situation and degree of need for capital; effect of the transaction on the company’s cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm’s length transactions, managerial incentives. Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reverse Leveraged Buyouts

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company. Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium; (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

Joint Ventures

Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed; (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations. Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management’s efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation. Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits; (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

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Private Placements

Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest. Generally vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Prepackaged Bankruptcy Plans

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Recapitalization

Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Spinoffs

Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure.

Value Maximization Proposals

Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

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Capital Structure

Adjustments to Par Value of Common Stock

Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action. Generally vote for management proposals to eliminate par value.

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis. Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Generally vote for proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Generally vote against proposals to create a new class of common stock with superior voting rights. Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

Preemptive Rights

Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

Preferred Stock

Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock). Generally vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense). Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend,

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conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Generally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Recapitalization

Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Share Repurchase Programs

Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

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Executive and Director Compensation

Executive and Director Compensation

Votes on compensation plans for directors are determined on a case-by-case basis.

Stock Plans in Lieu of Cash

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis. Generally vote for plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

Director Retirement Plans

Generally vote against retirement plans for nonemployee directors. Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans. Votes on employee stock purchase plans should be determined on a case-by-case basis. Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less. Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent

Incentive Bonus Plans and Tax Deductibility Proposals

Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive. Generally vote for proposals to add performance goals to existing compensation plans. Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis. Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

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Employee Stock Ownership Plans (ESOPs)

Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans

Generally vote for proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay

Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Generally vote against shareholder proposals requiring director fees be paid in stock only. Generally vote for shareholder proposals to put option repricings to a shareholder vote. Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation. Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Performance-Based Option Proposals

Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

Stock Option Expensing

Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

Golden and Tin Parachutes

Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

May 24, 2016

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Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Information pertaining to the Chief Investment Officer and Portfolio Manager of the Credit Suisse Asset Management Income Fund, as of December 31, 2016, is set forth below.

Thomas J. Flannery Chief Investment Officer Since 2010 Year of Birth: 1974	Managing Director of Credit Suisse and Head of the Credit Suisse US High Yield Management Team; Associated with Credit Suisse Group A.G. since 1998; Officer of other Credit Suisse Funds

Wing Chan Portfolio Manager Year of Birth: 1976	Managing Director of Credit Suisse and a member of the US High Yield Management Team; Associated with Credit Suisse since 2005

Registered Investment Companies, Pooled Investment Vehicles and Other Accounts Managed

As reported to the Registrant, the information in the following table reflects the number of registered investment companies, pooled investment vehicles and other accounts managed by Mr. Flannery and the total assets managed within each category as of December 31, 2016.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Thomas J. Flannery*	5	$3,674 million	33	$26,853 million	21	$8,729 million

Wing Chan	5	$3,674 million	9	$10,874 million	21	$8,729 million

*As of December 31, 2016, Mr. Flannery manages 24 accounts which have total assets under management of $15,980 million, and which have additional fees based on the performance of the accounts.

Potential Conflicts of Interest

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Funds’ investments on the one hand and the investments of other accounts on the other. For example, the portfolio managers may have conflicts of interest in allocating

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management time, resources and investment opportunities among the Funds and other accounts they advise. In addition due to differences in the investment strategies or restrictions between the Funds and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the Funds. Credit Suisse has adopted policies and procedures that are designed to minimize the effects of these conflicts.

If Credit Suisse believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. Credit Suisse may aggregate orders if all participating client accounts benefit equally (i.e., all receive an average price of the aggregated orders). In the event Credit Suisse aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution. Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over time all clients receive fair treatment consistent with Credit Suisse’s fiduciary duty to its clients (including its duty to seek to obtain best execution of client trades). The accounts aggregated may include registered and unregistered investment companies managed by Credit Suisse’s affiliates and accounts in which Credit Suisse’s officers, directors, agents, employees or affiliates own interests. Credit Suisse may not be able to aggregate securities transactions for clients who direct the use of a particular broker-dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.

Compensation

Thomas J. Flannery and Wing Chan are compensated for their services by Credit Suisse. Their compensation consists of a fixed base salary and a discretionary bonus that is not tied by formula to the performance of any fund or account. The factors taken into account in determining each of their bonuses includes the Fund’s performance, assets held in the Fund and other accounts managed by each of them, business growth, team work, management, corporate citizenship, etc.

A portion of the bonus may be paid in phantom shares of Credit Suisse Group AG stock as deferred compensation. Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions. A portion of the bonus will receive the notional return of the fund(s) the portfolio manager manages and a portion of the bonus will receive the notional return of a basket of other Credit Suisse funds along the product line of the portfolio manager.

Like all employees of Credit Suisse, portfolio managers participate in Credit Suisse Group AG’s profit sharing and 401 (k) plans.

Securities Ownership. The following table indicates the dollar range of equity securities in the Fund beneficially owned by the portfolio managers and the value of those shares as of December 31, 2016.

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Name of Portfolio Manager(s)	Dollar Range of Equity Securities in the Fund managed by the named Portfolio Manager*
Thomas J. Flannery	E
Wing Chan	B

Ranges:

A. None

B. $1 - $10,000

C. $10,001 - $50,000

D. $50,001 - $100,000

E. Over $100,000

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(g) of Schedule 14A in its definitive proxy statement dated March 8, 2016.

Item 11. Controls and Procedures.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

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Item 12. Exhibits.

(a)(1)     Registrant’s Code of Ethics is an exhibit to this report.

(a)(2)     The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)     Not applicable.

(b)         The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

(other) Iran related activities disclosure requirement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.

/s/ John G. Popp

Name: John G. Popp

Title:  Chief Executive Officer and President

Date:  March 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John G. Popp

Name: John G. Popp

Title:  Chief Executive Officer and President

Date:  March 6, 2017

/s/ Laurie Pecha

Name: Laurie Pecha

Title:  Chief Financial Officer

Date:  March 6, 2017

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